As filed with the Securities and Exchange Commission on July 10, 2015

File No.: 333-
File No.: 811-05186

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-14

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. ☐

(Check appropriate box or boxes)

Advanced Series Trust

(Exact Name of Registrant as Specified in Charter)

(203) 926-1888

(Area Code and Telephone Number)

655 Broad Street

Newark, New Jersey 07102

Address of Principal Executive Offices:

(Number, Street, City, State, Zip Code)

Deborah A. Docs, Esq.

Secretary, Advanced Series Trust

655 Broad Street

Newark, New Jersey 07102

Name and Address of Agent for Service:

(Number and Street) (City) (State) (Zip Code)

Copies to:

Christopher E. Palmer, Esq.

Goodwin Procter LLP

901 New York Avenue, NW

Washington, DC 20001

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing will become effective on the 30th day after filing pursuant to Rule 488 under the Securities Act of 1933, as amended.

Title of the securities being registered: Shares of AST Goldman Sachs Large-Cap Value Portfolio of Advanced Series Trust.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

Advanced Series Trust

655 Broad Street

Newark, New Jersey 07102

Telephone 888-778-2888

August 10, 2015

Dear Contract Owner,

As a contract owner who beneficially owns shares of the AST T. Rowe Price Equity Income Portfolio (the “Target Portfolio”) of the Advanced Series Trust (the “Trust” or “AST”), you are cordially invited to a Special Meeting of Shareholders (the “Meeting”) of the Target Portfolio to be held at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102, on October 5, 2015 at 10:30 a.m. Eastern Standard Time.

The Meeting is very important to the future of the Target Portfolio. At the Meeting, the shareholders of the Target Portfolio will be asked to approve or disapprove a Plan of Reorganization of the Target Portfolio (the “Plan”). As more fully explained in the attached Prospectus/Proxy Statement, the Plan provides for the transfer of all of the Target Portfolio’s assets to the AST Goldman Sachs Large-Cap Value Portfolio (the “Acquiring Portfolio”) of the Trust in exchange for the Acquiring Portfolio’s assumption of all of the Target Portfolio’s liabilities and the Acquiring Portfolio’s issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the “Reorganization”). The fund resulting from the Reorganization is sometimes referred to herein as the “Combined Portfolio.”

If the Plan is approved and the Reorganization completed, you will beneficially own shares of the Acquiring Portfolio rather than shares of the Target Portfolio. It is expected that the Reorganization, if approved, would be completed on or about October 19, 2015.

The Board of Trustees of the Trust (the “Board”) has approved the Reorganization and recommends that you vote “FOR” the proposal. Although the Board has determined that the proposal is in your best interest, the final decision is yours. The Board considered several factors in reaching its determination to approve the Reorganization, including that:

•                  Although the contractual and effective investment management fees for both the Acquiring Portfolio and the Target Portfolio are the same, the Acquiring Portfolio’s total net expense ratio (after fee waivers and expense reimbursements) is lower than the Target Portfolio’s total net expense ratio for the 12 months ended December 31, 2014;

•                  The historical net investment performance results for the Acquiring Portfolio for the one-, three- and five-year periods ended December 31, 2014 are better than the corresponding historical net investment performance results of the Target Portfolio;

•                  Assuming completion of the Reorganization on December 31, 2014, the pro forma total net expense ratio (after fee waivers and expense reimbursements) for the Combined Portfolio is lower than the estimated total net expense ratio for the Target Portfolio;

•                  The Acquiring Portfolio is larger than the Target Portfolio, and the Combined Portfolio will be substantially larger than the Target Portfolio;

•                  The investment objectives and principal investment strategies of the Target Portfolio and the Acquiring Portfolio are similar; and

•                  Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganization is not expected to result in taxable gain or loss for U.S. federal income tax purposes for Contract owners that beneficially own shares of the Target Portfolio immediately prior to the Reorganization.

The following pages include important information on the proposed Reorganization in a question and answer format. The pages that follow include the full Prospectus/Proxy Statement with detailed information regarding the Reorganization. Please read the full document, including the detailed description of the factors considered by the Board.

Your vote is important no matter how large or small your investment. We urge you to read the attached Prospectus/Proxy Statement thoroughly and to indicate your voting instructions on the enclosed voting instruction card, date and sign it, and return it promptly in the envelope provided. Alternatively, you may vote by telephone by calling toll-free 855-973-0094 or you may vote via the internet by going to www.proxyvote.com. Your voting instructions must be received by the Trust prior to October 5, 2015. The Target Portfolio shares that you beneficially own will be voted in accordance with the most current instructions received from you. All shares of the Target Portfolio, including Target Portfolio shares owned by a participating insurance company in its general account or otherwise, for which instructions are not received from Contract owners will be voted by the participating insurance companies in the same proportion as the votes actually cast by Contract owners on the Reorganization. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

Any questions or concerns you may have regarding the proposed Reorganization, please call 855-973-0094 between the hours of 8:00 a.m. and 7:00 p.m. Eastern Standard Time Monday-Thursday and 8:00 a.m. and 6:00 p.m. Eastern Standard Time on Fridays.

Sincerely,

Timothy Cronin

President

Advanced Series Trust

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

Please read the attached Prospectus/Proxy Statement for a complete description of the proposal. However, as a quick reference, the following questions and answers provide a brief overview of the proposal.

Q1. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. You have received these proxy materials and you are being asked to provide voting instructions to your insurance company on the proposal because you are the beneficial owner of shares of the AST T. Rowe Price Equity Income Portfolio (the “Target Portfolio”), which is a series of the Advanced Series Trust (the “Trust” or “AST”). The Target Portfolio is seeking shareholder consideration and approval of an important proposal.

Q2. WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?

A. The purpose of the proxy is to ask you to vote on the reorganization (the “Reorganization”) of the Target Portfolio into the AST Goldman Sachs Large-Cap Value Portfolio (the “Acquiring Portfolio”), which is a series of the Trust. The proposal is recommended by Prudential Investments LLC (“PI”) and AST Investment Services, Inc. (“ASTIS”) which serve as the investment managers of the Target Portfolio and the Acquiring Portfolio and has been approved by the Board of the Trust.

Q3. HOW WILL THE REORGANIZATION BENEFIT SHAREHOLDERS?

A. The Reorganization is expected to benefit Target Portfolio shareholders for a number of reasons, including:

•                  Although the contractual and effective investment management fees for both the Acquiring Portfolio and the Target Portfolio are the same, the Acquiring Portfolio’s total net expense ratio (after fee waivers and expense reimbursements) is lower than the Target Portfolio’s total net expense ratio for the 12 months ended December 31, 2014;

•                  The historical net investment performance results for the Acquiring Portfolio for the one-, three- and five-year periods ended December 31, 2014 are better than the corresponding historical net investment performance results of the Target Portfolio;

•                  Assuming completion of the Reorganization on December 31, 2014, the pro forma total net expense ratio (after fee waivers and expense reimbursements) for the Combined Portfolio is lower than the estimated total net expense ratio for the Target Portfolio;

•                  The Acquiring Portfolio is larger than the Target Portfolio, and the Combined Portfolio will be substantially larger than the Target Portfolio;

•                  The investment objectives and principal investment strategies of the Target Portfolio and the Acquiring Portfolio are similar; and

•                  Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganization is not expected to result in taxable gain or loss for U.S. federal income tax purposes for Contract owners that beneficially own shares of the Target Portfolio immediately prior to the Reorganization.

Please read pages 8 and 9 of the attached Prospectus/Proxy Statement for a complete description of each of the factors the Board considered.

Q4. HOW WILL THE PROPOSAL IMPACT FEES AND EXPENSES?

A. If the proposal is approved, it is expected that the total net expense ratio (after fee waivers and expense reimbursements) for the Combined Portfolio will be lower than the total net expense ratio of the Target Portfolio, meaning that shareholders of the Target Portfolio will receive a reduction in the operating expenses that they pay. Please read the attached Prospectus/Proxy Statement for a complete description of the fees and expenses.

Q5. HAS THE BOARD OF TRUSTEES OF THE TRUST APPROVED THE PROPOSAL?

A. Yes. The Board of Trustees of the Trust (the “Board”) has approved the proposal, believes it is in the best interest of the Target Portfolio and its shareholders, and recommends that you vote to approve the proposal. See pages 8 and 9 of the attached Prospectus/Proxy Statement for the complete list of factors considered by the Board in making its recommendation.

Q6. WHO IS PAYING FOR THE COSTS OF THIS PROXY STATEMENT?

A. The printing and mailing cost for this Proxy Statement/Prospectus will not be paid by shareholders of the Target Portfolio, but instead will be paid by PI or its affiliates under the fee received from the Acquiring Portfolio under its Rule 12b-1 plan.

Q7. HOW MANY VOTES AM I ENTITLED TO SUBMIT?

A. You are entitled to give your voting instructions equivalent to one vote for each full share and a fractional vote for each fractional share related to your indirect investment in the Target Portfolio as of the record date, July 10, 2015.

Q8. HOW DO I VOTE?

A. Your vote is very important. You can vote in the following ways:

•        Attending the shareholder meeting and submitting your voting instructions;

•        Completing and signing the enclosed voting instruction card, and mailing it in the enclosed postage paid envelope. Voting instruction cards must be received by the day before the shareholder meeting (the “Meeting”), which is scheduled for October 5, 2015 at 10:30 a.m. Eastern Standard Time;

•        Calling toll-free 855-973-0094. Voting instructions submitted by telephone must be submitted by 11:59 p.m, Eastern Standard Time on the day before the Meeting; or

•        Going to www.proxyvote.com. Voting instructions submitted via the internet must be submitted by 11:59 p.m, Eastern Standard Time on the day before the Meeting.

Q9. HOW CAN I CHANGE MY VOTING INSTRUCTIONS?

A. Previously submitted voting instructions may be revoked or changed by any of the voting methods described above, subject to the voting deadlines also discussed above.

Q10. WHEN WILL THE SHAREHOLDER MEETING TAKE PLACE?

A. The shareholder meeting is scheduled to take place on October 5, 2015.

Q11. WHEN WILL THE PROPOSED REORGANIZATION TAKE PLACE?

A. If approved, the proposed Reorganization is currently expected to go into effect on or about October 19, 2015.

Q12. CAN THE PROXY STATEMENT BE VIEWED ONLINE?

A. Yes. The proxy statement can be viewed at www.prudential.com/variableinsuranceportfolios.

Q13. WHAT IF I HAVE QUESTIONS ON THE PROPOSED REORGANIZATION?

A. If you require assistance or have any questions regarding the proposed Reorganization, please call 855-973-0094 between the hours of 8:00 a.m. and 7:00 p.m. Eastern Standard Time Monday-Thursday, and 8:00 a.m. and 6:00 p.m. Eastern Standard Time, on Fridays.

AST T. ROWE PRICE EQUITY INCOME PORTFOLIO

A SERIES OF THE ADVANCED SERIES TRUST

655 Broad Street

Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 5, 2015

To the Shareholders of the AST T. Rowe Price Equity Income Portfolio, a series of the Advanced Series Trust:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the AST T. Rowe Price Equity Income Portfolio (the “Target Portfolio”), a series of the Advanced Series Trust (the “Trust” or “AST”), will be held at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102, on October 5, 2015.

The purposes of the Meeting are as follows:

I. To approve a Plan of Reorganization of the Trust on behalf of the Target Portfolio (the “Plan”) and on behalf of the AST Goldman Sachs Large-Cap Value Portfolio (the “Acquiring Portfolio”), a series of the Trust.

As described in more detail below, the Plan provides for the transfer of all of the Target Portfolio’s assets to the Acquiring Portfolio in exchange for the Acquiring Portfolio’s assumption of all of the Target Portfolio’s liabilities and the Acquiring Portfolio’s issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the “Acquiring Portfolio Shares”). The Acquiring Portfolio Shares received by the Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to the reorganization transaction. The Plan also provides for the distribution by the Target Portfolio, on a pro rata basis, of such Acquiring Portfolio Shares to the Target Portfolio’s shareholders in complete liquidation of the Target Portfolio. A vote in favor of the Plan by the shareholders of the Target Portfolio will constitute a vote in favor of the liquidation of the Target Portfolio and the termination of the Target Portfolio as a separate series of the Trust. The Board of Trustees of the Trust (the “Board”) unanimously recommends that you vote in favor of the proposal.

II. To transact such other business as may properly come before the Meeting or any adjournment thereof.

A copy of the Plan is attached as Exhibit A to the Prospectus/Proxy Statement.

The acquisition of the assets of the Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio’s assumption of all of the liabilities of the Target Portfolio by the Acquiring Portfolio and the issuance of Acquiring Portfolio Shares to the Target Portfolio and its shareholders is referred to herein as the “Reorganization.” If shareholders of the Target Portfolio approve the Plan and the Reorganization is consummated, they will become shareholders of the Acquiring Portfolio.

The matters referred to above are discussed in detail in the Prospectus/Proxy Statement attached to this Notice. The Board has fixed the close of business on July 10, 2015, as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting, or any adjournment thereof, and only holders of record of shares of the Target Portfolio at the close of business on that date are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Each full share of the Target Portfolio is entitled to one vote on the proposal and each fractional share of the Target Portfolio is entitled to a corresponding fractional vote on the proposal.

You are cordially invited to attend the Meeting. If you do not expect to attend the Meeting, you are requested to complete, date and sign the enclosed voting instruction card relating to the Meeting and return it promptly in the envelope provided for that purpose. Alternatively, you may vote by telephone or via the internet as described in the Prospectus/Proxy Statement attached to this Notice. The enclosed voting instruction card is being solicited on behalf of the Board .

YOUR VOTE IS IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR INVESTMENT MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE BY CALLING 855-973-0094 AND FOLLOWING THE INSTRUCTIONS. YOU MAY ALSO VOTE VIA THE INTERNET AT WWW.PROXYVOTE.COM. YOU MAY REVOKE YOUR VOTING INSTRUCTIONS AT ANY TIME PRIOR TO THE MEETING. THEREFORE, BY APPEARING AT THE MEETING, AND REQUESTING REVOCATION PRIOR TO THE VOTING, YOU MAY REVOKE THE VOTING INSTRUCTION CARD AND YOU CAN THEN VOTE IN PERSON.

By order of the Board of Trustees of the Advanced Series Trust.

Deborah A. Docs

Secretary

Advanced Series Trust

The information in this Prospectus/Proxy Statement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus/Proxy Statement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION

PRELIMINARY PROSPECTUS/PROXY STATEMENT DATED JULY 10, 2015

PROXY STATEMENT

for

AST T. ROWE PRICE EQUITY INCOME PORTFOLIO

A SERIES OF THE ADVANCED SERIES TRUST

and

PROSPECTUS

for

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO

A SERIES OF ADVANCED SERIES TRUST

Dated August 10, 2015

655 Broad Street

Newark, New Jersey 07102

Reorganization of AST T. Rowe Price Equity Income Portfolio

into AST Goldman Sachs Large-Cap Value Portfolio

This Prospectus/Proxy Statement is furnished in connection with the Special Meeting of Shareholders (the “Meeting”) of the AST T. Rowe Price Equity Income Portfolio (the “Target Portfolio”), a series of Advanced Series Trust (the “Trust” or “AST”). At the Meeting, you will be asked to consider and approve a Plan of Reorganization of the Trust (the “Plan”) that provides for the reorganization of the Target Portfolio into the AST Goldman Sachs Large-Cap Value Portfolio (the “Acquiring Portfolio,” and together with the Target Portfolio, the “Portfolios”), a series of the Trust.

As described in more detail below, the Plan provides for the transfer of the Target Portfolio’s assets to the Acquiring Portfolio in exchange for the Acquiring Portfolio’s assumption of the Target Portfolio’s liabilities and the Acquiring Portfolio’s issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the “Acquiring Portfolio Shares”). The Acquiring Portfolio Shares received by the Target Portfolio in a reorganization transaction will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to such reorganization transaction. The Plan also provides for the distribution by the Acquiring Portfolio, on a pro rata basis, of such Acquiring Portfolio Shares to the Target Portfolio’s shareholders in complete liquidation of the Target Portfolio. A vote in favor of the Plan by the shareholders of the Target Portfolio will constitute a vote in favor of the liquidation of the Target Portfolio and the termination of the Target Portfolio as a separate series of the Trust.

The acquisition of assets of the Target Portfolio by the Acquiring Portfolio, assumption of liabilities of the Target Portfolio by the Acquiring Portfolio, and issuance of the Acquiring Portfolio Shares by the Acquiring Portfolio to the Target Portfolio and its shareholders is referred to herein as the “Reorganization.” If the shareholders of the Target Portfolio approve the Plan and the Reorganization is consummated, they will become shareholders of the Acquiring Portfolio.

The Meeting will be held at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102, on October 5, 2015, at 10:30 a.m. Eastern Standard Time. The Board of Trustees of the Trust (the “Board”) is soliciting these voting instructions on behalf of the Target Portfolio and has fixed the close of business on July 10, 2015 (the “Record Date”) as the record date for determining Target Portfolio shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Only holders of record shares of the Target Portfolio at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. This Prospectus/Proxy Statement is first being sent to Contract owners on or about August [17], 2015.

The Target Portfolio and the Acquiring Portfolio both serve as underlying mutual funds for variable annuity contracts and variable life insurance policies (the “Contracts”) issued by life insurance companies (“Participating Insurance Companies”). Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the Target Portfolio through the Contracts and should consider themselves shareholders of the Target Portfolio for purposes of this Prospectus/Proxy Statement. Each Participating Insurance Company is required to offer Contract owners the opportunity to instruct it, as owner of record of shares held in the Target Portfolio by its separate or general accounts, how it should vote on the Plan at the Meeting and at any adjournments thereof.

This Prospectus/Proxy Statement gives the information about the Reorganization and the issuance of the Acquiring Portfolio Shares that you should know before investing or voting on the Plan. You should read it carefully and retain it for future reference. A copy of this Prospectus/Proxy Statement is available at www.prudential.com/variableinsuranceportfolios. Additional information about the Acquiring Portfolio has been filed with the Securities and Exchange Commission (the “SEC”), including:

•                  The Prospectus of the Trust relating to the Acquiring Portfolio, dated July 1, 2015, which is incorporated herein by reference and is included, with and considered to be a part of, this Prospectus/Proxy Statement.

You may request a free copy of a Statement of Additional Information, dated July 1, 2015, (the “SAI”), relating to the Reorganization or other documents relating to the Trust and the Acquiring Portfolio without charge by calling 855-973-0094 or by writing to the Trust at 655 Broad Street, Newark, New Jersey 07102. The SAI is incorporated herein by reference. The SEC maintains a website (www.sec.gov) that contains the SAI and other information relating to the Target Portfolio, the Acquiring Portfolio, and the Trust that has been filed with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

PROSPECTUS/PROXY STATEMENT

TABLE OF CONTENTS

Page

4	SUMMARY

8	INFORMATION ABOUT THE REORGANIZATION

11	COMPARISON OF TARGET PORTFOLIO AND ACQUIRING PORTFOLIO

17	MANAGEMENT OF THE PORTFOLIOS

20	VOTING INFORMATION

21	ADDITIONAL INFORMATION ABOUT THE TARGET PORTFOLIO AND THE ACQUIRING PORTFOLIO

21	PRINCIPAL HOLDERS OF SHARES

22	FINANCIAL HIGHLIGHTS

A-1	EXHIBIT A: PLAN OF REORGANIZATION

B-1	EXHIBIT B: ADVANCED SERIES TRUST PROSPECTUS RELATING TO THE AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO DATED JULY 1, 2015

SUMMARY

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (Exhibit A) and the Prospectus for the Acquiring Portfolio (Exhibit B).

As explained in more detail below, you are being asked to consider and approve the Plan with respect to the Target Portfolio for which you are a beneficial shareholder. Shareholder approval of the Plan and consummation of the Reorganization will have the effect of reorganizing the Target Portfolio into the Acquiring Portfolio, resulting in a single mutual fund.

As further explained in “Management of the Target Portfolio and the Acquiring Portfolio,” Prudential Investments LLC (“PI”) and AST Investment Services, Inc. (“ASTIS”, and together with PI, the “Manager”) serve as investment managers to the Target Portfolio and the Acquiring Portfolio. The fund resulting from the Reorganization is sometimes referred to herein as the “Combined Portfolio.”

Both the Target Portfolio and the Acquiring Portfolio are managed under a manager-of-managers structure, which means that the Manager has engaged each subadviser listed below to conduct the investment program of the relevant Portfolio, including the purchase, retention, and sale of portfolio securities and other financial instruments.

Portfolio	Subadvisers
AST T. Rowe Price Equity Income Portfolio	T. Rowe Price Associates, Inc. (“T. Rowe”)

AST Goldman Sachs Large-Cap Value Portfolio	Goldman Sachs Asset Management, L.P. (“GSAM”)

Comparison of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the Target Portfolio and Acquiring Portfolio are similar. The investment objective of the Target Portfolio is to seek to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies. The investment objective of the Acquiring Portfolio is to seek long-term growth of capital. The investment objective of the Target Portfolio and the Acquiring Portfolio are non-fundamental, meaning that the investment objectives can be changed with Board approval.

The Portfolios also have similar principal investment strategies. Both the Target Portfolio and the Acquiring Portfolio are diversified funds. A description of the Portfolios’ principal strategies follows. After the Reorganization is completed, it is expected that the Combined Portfolio will be managed according to the investment objective and principal investment strategies of the Acquiring Portfolio.

Principal Risks of the Portfolios

The principal risks associated with the Acquiring Portfolio are substantially similar to those of the Target Portfolio, and include asset transfer program risk, equity securities risk, expense risk, foreign investment risk, investment style risk, large company risk, market and management risk, recent events risk and regulatory risk. The Target Portfolio is also subject to derivatives risk and liquidity and valuation risk, while the Acquiring Portfolio is also subject to real estate risk. Detailed descriptions of the principal risks associated with the Target Portfolio and the Acquiring Portfolio are set forth in i) this Prospectus/Proxy Statement under the caption “Comparison of the Target Portfolio and the Acquiring Portfolio—Principal Risks of the Portfolios;” and (ii) the prospectus for the Acquiring Portfolio attached as Exhibit B to this Prospectus/Proxy Statement.

There is no guarantee that shares of the Combined Portfolio will not lose value. This means that the value of the Combined Portfolio’s investments, and therefore, the value of the Combined Portfolio’s shares, may fluctuate.

Comparison of Investment Management Fees and Total Fund Operating Expenses

The contractual and current effective investment management fee rates for the Acquiring Portfolio are currently the same as the contractual and current effective investment management fee rates for the Target Portfolio, and they are expected to remain the same after the Reorganization is completed. However, based on the current assets under management for each Portfolio as of December 31, 2014, the total net expense ratio (after fee waivers and expense reimbursements) for the Combined Portfolio is lower than the total net expense ratio of the Target Portfolio, and is expected to continue to be lower following completion of the Reorganization. This means that Target Portfolio shareholders will receive a reduction in total net expense ratios.

The following table describes the fees and expenses that owners of certain annuity contracts and variable life insurance policies (the “Contracts”) may pay if they invest in the Target Portfolio as well as the projected fees and expenses of the Acquiring Portfolio after the Reorganization. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganization. See your Contract prospectus for more information about Contract charges.

Shareholder Fees (fees paid directly from your investment)

	Target Portfolio		Acquiring Portfolio		Combined Portfolio (Pro Forma Surviving)
Maximum sales charge (load) imposed on purchases	NA	*	NA	*	NA	*
Maximum deferred sales charge (load)	NA	*	NA	*	NA	*
Maximum sales charge (load) imposed on reinvested dividends	NA	*	NA	*	NA	*
Redemption Fee	NA	*	NA	*	NA	*
Exchange Fee	NA	*	NA	*	NA	*

*

Because shares of both the Target Portfolio and the Acquiring Portfolio are purchased through the Contracts, the relevant Contract prospectus should be carefully reviewed for information on the charges and expenses of the Contract. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	Target Portfolio(1)	Acquiring Portfolio(2)	Combined Portfolio (Pro Forma Surviving)(3)
Management Fees(4)	0.56%	0.56%	0.56%
Distribution and/or Service Fees (12b-1 Fees)	0.25%	0.25%	0.25%
Other Expenses	0.02%	0.02%	0.02%
Total Annual Portfolio Operating Expenses	0.83%	0.83%	0.83%
Fee Waiver and/or Expense Reimbursement	0.00%*	0.01%**	0.01	%**
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.83%	0.82%	0.82	%***

* The Manager has contractually agreed to waive 0.002% of its investment management fee through June 30, 2016.

** The Manager has contractually agreed to waive 0.013% of its investment management fees through June 30, 2016.

***To the extent the Reorganization is approved, the Manager has contractually agreed to waive a portion of its investment management fees and/or reimburse certain expenses for the Combined Portfolio so that the Combined Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, short sale interest and dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.82% of the Combined Portfolio’s average daily net assets through October 31, 2016. These waivers may not be terminated prior to October 31, 2016 without the prior approval of the Trust’s Board of Trustees.

(1)	Based on the average daily net assets of $1,315.98 million for the Target Portfolio for the 12-month period ended December 31, 2014.
(2)	Based on the average daily net assets of $1,693.56 million for the Acquiring Portfolio for the 12-month period ended December 31, 2014.
(3)

Assumes completion of the Reorganization on December 31, 2014 and based on the fee structure in effect on July 1, 2015. The estimated fees and expenses of the Combined Portfolio (Pro Forma Surviving) are based in part on assumed average daily net assets of $3,009.54 million (i.e., the average daily net assets for the Combined Portfolio for the 12-month period ended December 31, 2014).

(4)

The contractual management fee for the Acquiring Portfolio is 0.5825% of average daily net assets to $300 million; 0.5725% on next $200 million of average daily net assets; 0.5625% on next $250 million of average daily net assets; 0.5525% on next $2.5 billion of average daily net assets; 0.5425% on next $2.75 billion of average daily net assets; 0.5125% on next $4 billion of average daily net assets; 0.4925% over $10 billion of average daily net assets. The same contractual management fee rates will apply to the Combined Portfolio.

Expense Examples

The Examples assume that you invest $10,000 in each Portfolio for the time periods indicated. The Examples also assume that your investment has a 5% return each year, that each Portfolio’s total operating expenses remain the same, and that no expense waivers and reimbursements are in effect other than the contractual expense cap for the Combined Portfolio (Pro Forma Surviving) that runs through December 31, 2014. These Examples do not reflect any charges or expenses for the Contracts. The expenses shown below would be higher if these charges or expenses were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target Portfolio *	$85	$265	$460	$1,025
Acquiring Portfolio *	$84	$264	$460	$1,024
Combined Portfolio (Pro Forma Surviving)*	$84	$264	$460	$1,024

*	Based on total net annual operating expense ratios (after waivers and expense reimbursements) of 0.83%, 0.82% and 0.82%, respectively, as described in the Annual Operating Expense Table above.

Reorganization Details and Reasons for the Reorganization

Assuming completion of the Reorganization, shareholders of the Target Portfolio will have their shares exchanged for shares of the Acquiring Portfolio of equal dollar value based upon the value of the shares at the time the Target Portfolio’s assets are transferred to the Acquiring Portfolio and the Target Portfolio’s liabilities are assumed by the Acquiring Portfolio. After the transfer of assets, assumption of liabilities, and exchange of shares have been completed, the Target Portfolio will be liquidated and dissolved. As a result of the Reorganization, you will cease to be a beneficial shareholder of the Target Portfolio and will become a beneficial shareholder of the Acquiring Portfolio.

Both the Target Portfolio and the Acquiring Portfolio serve as underlying mutual funds for the Contracts issued by “Participating Insurance Companies.” Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable Portfolio through the Contracts and should consider themselves shareholders of the applicable Portfolio for purposes of this Prospectus/Proxy Statement.

For the reasons set forth in the “Information About the Reorganization—Reasons for the Reorganization” section, the Board has determined that the Reorganization is in the best interests of the shareholders of each Portfolio, and have also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Reorganization.

The Board of Trustees of the Advanced Series Trust, on behalf of the Target Portfolio, has approved the Plan and unanimously recommends that you vote to approve the Plan.

In deciding whether to vote to approve the Plan, you should consider the information considered by the Board and the information provided in this Prospectus/Proxy Statement.

INFORMATION ABOUT THE REORGANIZATION

This section describes the Reorganization for the Target Portfolio and the Acquiring Portfolio. This section is only a summary of the Plan. You should read the actual Plan attached as Exhibit A.

Reasons for the Reorganization

Based on a recommendation of the Manager, the Board including all of the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940 (collectively, the “Independent Trustees”), has unanimously approved the Reorganization. The Board also unanimously recommends that the beneficial shareholders of the Target Portfolio approve the Reorganization. The Board also unanimously determined that the Reorganization would be in the best interests of the beneficial shareholders of each Portfolio, and that the interests of the shareholders of each Portfolio would not be diluted as a result of the Reorganization.

The Manager provided the Board with detailed information regarding each Portfolio, including its investment management fee, total expenses, asset size, and performance. At a meeting held on June 15-16, 2015, the Board considered:

•                  Although the contractual and effective investment management fees for both the Acquiring Portfolio and the Target Portfolio are the same, the Acquiring Portfolio’s total net expense ratio (after fee waivers and expense reimbursements) is lower than the Target Portfolio’s total net expense ratio for the 12 months ended December 31, 2014;

•                  The historical net investment performance results for the Acquiring Portfolio for the one-, three- and five-year periods ended December 31, 2014 are better than the corresponding historical net investment performance results of the Target Portfolio;

•                  Assuming completion of the Reorganization on December 31, 2014, the pro forma total net expense ratio (after fee waivers and expense reimbursements) for the Combined Portfolio is lower than the estimated total net expense ratio for the Target Portfolio;

•                  The Acquiring Portfolio is larger than the Target Portfolio, and the Combined Portfolio will be substantially larger than the Target Portfolio;

•                  The investment objectives and principal investment strategies of the Target Portfolio and the Acquiring Portfolio are similar; and

•                  Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganization is not expected to result in taxable gain or loss for U.S. federal income tax purposes for Contract owners that beneficially own shares of the Target Portfolio immediately prior to the Reorganization.

The Manager also provided, and the Board considered, information regarding potential benefits for the Manager and its affiliates from the Reorganization.  The Reorganization may benefit the Participating Insurance Companies, which are affiliates of the Manager, by reducing their costs to hedge their guarantees under the variable contracts that use the Portfolios as investment options.  The Manager estimates that its net revenue will increase as a result of the Reorganization (by approximately $800,000 annually based on assets as of December 31, 2014).  In considering these Manager benefits, the Board also considered that Target Portfolio shareholders would benefit from decreased expenses (approximately $135,000 annually based on assets as of December 31, 2014) and from other aspects of the Reorganization noted above.

For the reasons discussed above, the Board of Trustees of the Advanced Series Trust unanimously recommends that you vote FOR the Plan.

If shareholders of the Target Portfolio do not approve the Plan, the Board will consider other possible courses of action, including, among others, consolidation of the Target Portfolio with one or more portfolios of the Trust other than the Acquiring Portfolio, or unaffiliated funds, or the liquidation of the Target Portfolio.

Closing of the Reorganization

If shareholders of the Target Portfolio approve the Plan, the Reorganization will take place after various conditions are satisfied by the Trust on behalf of the Target Portfolio and the Acquiring Portfolio, including the preparation of certain documents. The Trust will determine a specific date for the actual Reorganization to take place, which is presently expected to occur on or about October 19, 2015. This is called the “closing date.” If the shareholders of the Target Portfolio do not approve the Plan, the Reorganization will not take place for the Target Portfolio, and the Board will consider alternative courses of actions, as described above.

If the shareholders of the Target Portfolio approve the Plan, the Target Portfolio will deliver to the Acquiring Portfolio all of its assets on the closing date, the Acquiring Portfolio will assume all of the liabilities of the Target Portfolio on the closing date, and the Acquiring Portfolio will issue the Acquiring Portfolio Shares to the Target Portfolio. The Acquiring Portfolio Shares received by the Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to the Reorganization. The Participating Insurance Companies then will make a conforming exchange of units between the applicable sub-accounts in their separate accounts. As a result, shareholders of the Target Portfolio will beneficially own shares of the Acquiring Portfolio that, as of the date of the exchange, have an aggregate value equal to the dollar value of the assets delivered to the Target Portfolio. The stock transfer books of the Target Portfolio will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the Target Portfolio may be submitted at any time before the close of regular trading on the New York Stock Exchange on the closing date, and requests that are received in proper form prior to that time will be effected prior to the closing.

To the extent permitted by law, the Trust may amend the Plan without shareholder approval. The Trust may also agree to terminate and abandon the Reorganization at any time before or, to the extent permitted by law, after the approval by shareholders of the Target Portfolio.

Expenses of the Reorganization

The printing and mailing cost for this Proxy Statement/Prospectus will be paid by the Manager or its affiliates out of the fee received from the Acquiring Portfolio under its Rule 12b-1 plan.

Certain Federal Income Tax Considerations

The Portfolios are treated as partnerships for U.S. federal income tax purposes. As a result, each Portfolio’s income, gains, losses, deductions, and credits will be “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for U.S. federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Contract owners should consult the prospectuses of their respective Contracts for information on the federal income tax consequences to such owners. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in a Portfolio, including the application of state and local taxes.

Each Portfolio complies with the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”).

The Reorganization may entail various consequences, which are discussed below under the caption “Federal Income Tax Consequences of the Reorganization.”

Federal Income Tax Consequences of the Reorganization

The following discussion is applicable to the Reorganization. The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free transaction under the Code. In addition, assuming that the Contracts qualify for the federal tax-deferred treatment applicable to certain variable insurance products, Contract owners generally should not have any reportable gain or loss for U.S. federal income tax purposes even if the Reorganization did not qualify as a tax-free transaction. It is a condition to each Portfolio’s obligation to complete the Reorganization that the Portfolios will have received an opinion from Shearman & Sterling LLP, special tax counsel to the Portfolios, based upon representations made by the Trust on behalf of the Target Portfolio and the Acquiring Portfolio, and upon certain assumptions, substantially to the effect that the transactions contemplated by the Plan should constitute a tax-free transaction for U.S. federal income tax purposes.

As set forth above, both Portfolios are treated as partnerships for U.S. federal income tax purposes. Based on such treatment and certain representations made by the Trust on behalf of the Target Portfolio and the Acquiring Portfolio relating to the Reorganization, for U.S. federal income tax purposes (references to “shareholders” are to the Participating Insurance Companies):

1. The transfer by the Target Portfolio of all of its assets to the Acquiring Portfolio, in exchange solely for the Acquiring Portfolio Shares, the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Target Portfolio in complete liquidation of the Target Portfolio, should be tax-free to the shareholders of the Target Portfolio.

2. The shareholders of the Target Portfolio should not recognize gain or loss upon the exchange of all of their shares solely for Acquiring Portfolio Shares, as described in this Prospectus/Proxy Statement and the Plan.

3. No gain or loss should be recognized by the Target Portfolio upon the transfer of its assets to the Acquiring Portfolio in exchange solely for Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the liabilities, if any, of the Target Portfolio. In addition, no gain or loss should be recognized by the Target Portfolio on the distribution of such Acquiring Portfolio Shares to the shareholders of the Target Portfolio (in liquidation of the Target Portfolio).

4. No gain or loss should be recognized by the Acquiring Portfolio upon the acquisition of the assets of the Target Portfolio in exchange solely for Acquiring Portfolio Shares and the assumption of the liabilities, if any, of the Target Portfolio.

5. The Acquiring Portfolio’s tax basis for the assets acquired from the Target Portfolio should be the same as the tax basis of these assets when held by the Target Portfolio immediately before the transfer, and the holding period of such assets acquired by the Acquiring Portfolio should include the holding period of such assets when held by the Target Portfolio.

6. A Target Portfolio shareholder’s tax basis for the Acquiring Portfolio Shares to be received by it pursuant to the Reorganization should be the same as its tax basis in the Target Portfolio shares exchanged therefore reduced or increased by any net decrease or increase, as the case may be, in such shareholder’s share of the liabilities of the Portfolios as a result of the Reorganization.

7. The holding period of the Acquiring Portfolio Shares to be received by the shareholders of the Target Portfolio should include the holding period of their Target Portfolio shares exchanged therefor, provided such shares were held as capital assets on the date of exchange.

An opinion of counsel is not binding on the Internal Revenue Service or the courts. Shareholders of the Target Portfolio should consult their tax advisors regarding the tax consequences to them of the Reorganization in light of their individual circumstances.

A Contract owner should consult the prospectus for his or her Contract on the federal tax consequences of owning the Contract. Contract owners should also consult their tax advisors as to state and local tax consequences, if any, of the Reorganization, because this discussion only relates to U.S. federal income tax consequences.

Characteristics of Acquiring Portfolio Shares

The Acquiring Portfolio Shares to be distributed to Target Portfolio shareholders will have substantially identical legal characteristics as shares of beneficial interest of the Target Portfolio with respect to such matters as voting rights, accessibility, conversion rights, and transferability.

The Target Portfolio and the Acquiring Portfolio are each organized as a series of a Massachusetts business trust. There are no material differences between the rights of shareholders of the Portfolios.

COMPARISON OF TARGET PORTFOLIO AND ACQUIRING PORTFOLIO

Additional information regarding the Acquiring Portfolio’s investments and risks, the management of the Acquiring Portfolio, the purchase and sale of Acquiring Portfolio shares, certain U.S. federal income tax considerations, and financial intermediary compensation is set forth in Exhibit B to this Prospectus/Proxy Statement.

As provided in more detail below, the investment objectives and principal investment strategies of the Target Portfolio and the Acquiring Portfolio are substantially similar. The Target Portfolio utilizes fundamental research and quantitative analysis in its strategy, while the Acquiring Portfolio utilizes a bottom-up approach.

Investment Objective of Target Portfolio:

The investment objective of the Target Portfolio is to seek to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

Investment Objective of Acquiring Portfolio:

The investment objective of the Acquiring Portfolio is to seek long-term growth of capital.

Principal Investment Strategies of Target Portfolio:

In pursuing its investment objective, the Target Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in common stocks, with an emphasis on large-cap stocks that have a strong track record of paying dividends or that are believed to be undervalued. The Target Portfolio will typically employ a “value” approach and invest in stocks and other securities that appear to be temporarily undervalued by various measures, such as price/earnings ratios. Value investors seek to invest in companies whose stock prices are low in relation to an investor’s view of their real worth or future prospects. By identifying companies whose stocks are currently out of favor or undervalued, value investors hope to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly. Finding undervalued stocks requires considerable research to identify the particular company, analyze its financial condition and prospects, and assess the likelihood that the stock’s underlying value will be recognized by the market and reflected in its price.

Securities may be sold for a variety of reasons, such as to secure gains or limit losses, or to re-deploy assets into more promising opportunities. In pursuing its investment objective, the Target Portfolio has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the Target Portfolio believes will provide an opportunity for substantial appreciation. These situations might arise when the Target Portfolio believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management. Some of the principal measures used to identify such stocks are: price/earnings ratio; price/book value ratio; dividend yield; price/cash flow; and restructuring opportunities.

Numerous situations exist in which a company’s intrinsic value may not be reflected in its stock price. For example, a company may own a substantial amount of real estate that is valued on its financial statements well below market levels. If those properties were to be sold, or if their hidden value became recognized in some other manner, the company’s stock price could rise. In another example, a company’s management could spin off an unprofitable division into a separate company, potentially increasing the value of the parent. Or, in the reverse, a parent company could spin off a profitable division that has not drawn the attention it deserves, potentially resulting in higher valuations for both entities. Sometimes new management can revitalize companies that have grown too large or lost their focus, eventually leading to improved profitability. Management could increase shareholder value by using excess cash flow to pay down debt, buy back outstanding shares of common stock, or raise the dividend.

Principal Investment Strategies of Acquiring Portfolio:

In pursuing its investment objective, the Acquiring Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in large capitalization companies. This policy is a non-fundamental policy. For these purposes, large capitalization companies are those that have market capitalizations, at the time of purchase, within the market capitalization range of the Russell 1000® Value Index. As of February 28, 2015, the median market capitalization of the Russell 1000® Value Index was approximately $7.544 billion and the largest company by capitalization was approximately $371.957 billion.

The size of the companies in the Russell 1000® Value Index will change with market conditions. If the market capitalization of a company held by the Acquiring Portfolio moves outside the range of the Russell 1000® Value Index, the Acquiring Portfolio may, but is not required to, sell the securities. The Acquiring Portfolio seeks to achieve its investment objective by investing in value opportunities that GSAM defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. The Acquiring Portfolio’s equity investment process involves: (1) using multiple industry-specific valuation metrics to identify real economic value and company potential in stocks, screened by valuation, profitability and business characteristics; (2) conducting in-depth company research and assessing overall business quality; and (3) buying those securities that a sector portfolio manager recommends, taking into account feedback from the rest of the portfolio management team. GSAM may decide to sell a position for various reasons. Some of these reasons may include valuation and price considerations, when GSAM adjusts its outlook on the security based on subsequent events, GSAM’s ongoing assessment of the quality and effectiveness of management, if new investment ideas offer the potential for a better risk/reward profiles than existing holdings, or for risk management purposes. In addition GSAM may sell a position in order to meet shareholder redemptions.

A more complete description of the Portfolios’ investment objectives and principal investment policies is set forth in this Prospectus/Proxy Statement under the caption “Comparison of Target Portfolio and Acquiring Portfolio.”

Analysis of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the Target Portfolio and Acquiring Portfolio are similar. The investment objective of the Target Portfolio is to seek to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies. The investment objective of the Acquiring Portfolio is to seek long-term growth of capital. The Portfolios also have similar principal investment strategies that utilize a value approach, with the S&P 500 Index and Russell 1000 Value Index serving as benchmarks. The Target Portfolio normally invest at least 80% of its assets (net assets plus any borrowings made for investment purposes) in common stocks, with an emphasis on large-cap stocks that have a strong track record of paying dividends or that are believed to be undervalued, while the Acquiring Portfolio normally invests at least 80% if its assets (net assets plus any borrowings made for investment purposes) in large capitalization companies. Assuming completion of the Reorganization, it is expected that the Combined Portfolio will be managed according to the investment objective and principal investment strategies of the Acquiring Portfolio.

Principal Risks of the Portfolios

The risks identified below are the principal risks of investing in the Portfolios. All investments have risks to some degree and it is possible that you could lose money by investing in each Portfolio. An investment in each Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While each Portfolio makes every effort to achieve its objective, it can’t guarantee success.

Each of the Target Portfolio and the Acquiring Portfolio is subject to the principal risks set forth below.

Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities that it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the assets flows may not operate as intended which in turn could adversely affect performance.

Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.

Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.

Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions.

Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.

Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.

Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.

In addition to the principal risks discussed above, the Target Portfolio is also subject to the following additional principal risks:

Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.

Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.

In addition to the principal risks discussed above, the Acquiring Portfolio is also subject to the following additional principal risks:

Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Performance of Target Portfolio

A number of factors, including risk, can affect how the Target Portfolio performs. The information below provides some indication of the risks of investing in the Target Portfolio by showing changes in its performance from year to year and by showing how its average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Target Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Target Portfolio’s average annual returns compare to the returns of a secondary index which includes the stocks of companies with similar investment objectives.

Note: The AST T. Rowe Price Equity Income Portfolio, formerly the AST AllianceBernstein Core Value Portfolio, changed subadvisers and changed its investment objective, policies, and strategy effective October 31, 2011. The performance figures below prior to October 31, 2011 reflect the investment performance, investment operations, investment policies, and investment strategies of the former subadviser, and do not represent the actual or predicted performance of the Target Portfolio or its current subadviser.

Annual Returns

2005	5.51%
2006	21.34%
2007	-3.56%
2008	-41.88%
2009	23.80%
2010	13.24%
2011	-1.64%
2012	17.25%
2013	29.68%
2014	7.47%

Best Quarter	Worst Quarter
19.27% (3rd quarter of 2009)	-22.60% (4th quarter of 2008)

Average Annual Returns (as of 12/31/14)

	1 Year	5 Years	10 Years
Target Portfolio	7.47%	12.73%	4.92%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	13.66%	15.44%	7.67%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	13.45%	15.42%	7.30%

Performance of Acquiring Portfolio

A number of factors, including risk, can affect how the Acquiring Portfolio performs. The information below provides some indication of the risks of investing in the Acquiring Portfolio by showing changes in its performance from year to year and by showing how its average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Acquiring Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Acquiring Portfolio’s average annual returns compare to the returns of a secondary index which includes the stocks of companies with similar investment objectives.

Note: The AST Goldman Sachs Large-Cap Value Portfolio, formerly the AST AllianceBernstein Growth and Income Portfolio, changed subadvisers and changed its investment objective, policies, and strategy effective April 29, 2011. The performance figures prior to April 29, 2011 reflect investment performance, investment operations, investment policies, and investment strategies of the former subadviser, and does not represent the actual or predicted performance of the Acquiring Portfolio or its current subadviser.

Annual Returns

2005	4.77%
2006	17.27%
2007	5.13%
2008	-40.69%
2009	19.19%
2010	12.89%
2011	-5.52%
2012	19.67%
2013	33.54%
2014	13.13%

Best Quarter	Worst Quarter
14.07% (2nd quarter of 2009)	-20.31% (4th quarter of 2008)

Average Annual Returns (as of 12/31/14)

	1 Year	5 Years	10 Years
Acquiring Portfolio	13.13%	14.03%	5.82%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	13.66%	15.44%	7.67%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	13.45%	15.42%	7.30%

Capitalizations of Target Portfolio and Acquiring Portfolio Before and After Reorganization

The following tables set forth as of December 31, 2014: (i) the capitalization of the Target Portfolio, (ii) the capitalization of the Acquiring Portfolio, and (iii) the capitalization of the Combined Portfolio as adjusted to give effect to the Reorganization.

	Target Portfolio (unaudited)	Acquiring Portfolio (unaudited)	Adjustments		Combined Portfolio (Pro Forma Surviving) (unaudited)
Net assets	$1,344,950,623	$1,732,746,229	—		$3,077,696,852
Total shares outstanding	101,550,870	65,079,846	(51,026,805	)(a)	115,603,911
Net asset value per share	$13.24	$26.62	—		$26.62

(a)

Reflects the change in shares of the Target Portfolio upon conversion into the Acquiring Portfolio. Shareholders of the Target Portfolio would become shareholders of the Acquiring Portfolio, receiving shares of the Acquiring Portfolio equal to the value of their holdings in the Target Portfolio immediately prior to the Reorganization.

MANAGEMENT OF THE PORTFOLIOS

This section provides more information about: (i) PI and ASTIS, (ii) T. Rowe, and (iii) GSAM. T. Rowe and GSAM serve as subadvisers to the Target Portfolio and the Acquiring Portfolio, respectively.

Investment Management Arrangements.

The Target Portfolio and the Acquiring Portfolio are managed by PI and ASTIS, 655 Broad Street, Newark, NJ 07102. As previously noted, the term Manager is used to refer to both PI and ASTIS.

As of March 31, 2015, PI served as the investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $259 billion (includes ASTIS assets noted below).  PI is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential).

As of March 31, 2015, ASTIS served as investment manager to certain Prudential US and offshore open-end investment companies with aggregate assets of approximately $136 billion. ASTIS is a subsidiary of Prudential Annuities Holding Company, Inc., which is a subsidiary of Prudential Annuities, Inc., a subsidiary of Prudential.

The Investment Management Agreement between the Manager and the Trust on behalf of the Target Portfolio and the Acquiring Portfolio (the “Management Agreement”), provide that the Manager will furnish the Target Portfolio and the Acquiring Portfolio with investment advice and administrative services subject to the supervision of the Board and in conformity with the stated principal investment strategies of the Target Portfolio and the Acquiring Portfolio. The Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent, and shareholder servicing services that are deemed advisable by the Trustees.

The Trust uses a “manager-of-managers” structure. That means that the Manager has engaged the subadvisers to conduct the investment programs of the Target Portfolio and the Acquiring Portfolio, including the purchase, retention and sale of portfolio securities. The Manager is responsible for monitoring the activities of the subadvisers and reporting on such activities to the Trustees. The Trust has obtained exemptive orders from the SEC that permit the Manager, subject to approval by the Board, to change subadvisers for the Target Portfolio and the Acquiring Portfolio by entering into new subadvisory agreements with certain subadvisers, without obtaining shareholder approval of such changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of the subadvisers by the Manager and the Trustees.

If there is more than one subadviser for the Target Portfolio and the Acquiring Portfolio, the Manager will normally determine the division of the assets for each portfolio among the applicable subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among such subadvisers as the Manager deems appropriate. The Manager may change the target allocation of assets among subadvisers, transfer assets between subadvisers, or change the allocation of cash inflows or cash outflows among subadvisers for any reason and at any time without notice. As a consequence, the Manager may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

Reallocations of assets among the subadvisers may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the subadvisers select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Target Portfolio or the Acquiring Portfolio or that certain subadvisers may simultaneously favor the same industry. The Manager will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a subadviser buys a security as another subadviser sells it, the net position of the Target Portfolio or the Acquiring Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Target Portfolio or the Acquiring Portfolio will have incurred additional costs. The Manager will consider these costs in determining the allocation of assets or cash flows. The Manager will consider the timing of asset and cash flow reallocations based upon the best interests of each Portfolio and its shareholders.

A discussion regarding the basis for the Board’s approvals of the Management Agreement and the subadvisory agreements are available in the semi-annual reports for the Trust (for agreements approved during the six month period ended June 30) and in their annual reports (for agreements approved during the six month period ended December 31).

Subadvisers of the Target Portfolio and the Acquiring Portfolio. The Target Portfolio is subadvised by T. Rowe, and the Acquiring Portfolio is subadvised by GSAM. The Statement of Additional Information provides additional information about the portfolio managers responsible for the day-to-day management of each Portfolio, the portfolio manager’s compensation, other accounts that each portfolio manager manages, and ownership of portfolio securities by each portfolio manager.

Descriptions of the subadvisers and the portfolio managers are set forth below:

T. Rowe Price Associates, Inc. is a wholly-owned subsidiary of T. Rowe Price Group, Inc. T. Rowe Price and its affiliates managed approximately $746.8 billion in assets as of December 31, 2014. T. Rowe Price’s address is 100 East Pratt Street, Baltimore, Maryland 21202.

Brian C. Rogers is primarily responsible for the day-to-day management of the Target Portfolio. Mr. Rogers is the Chief Investment Officer of T. Rowe Price Group, Inc. In addition, he manages major institutional equity portfolios and serves as President of the T. Rowe Price Equity Income Fund. He serves on the Board of Directors of T. Rowe Price Group and is a member of the Management Committee. His other responsibilities include serving on the Equity, Fixed income, International, and Asset Allocation committees. Prior to joining the firm in 1982, Brian was employed by Bankers Trust Company. He earned an AB from Harvard College and an MBA from Harvard Business School.

Goldman Sachs Asset Management, L.P. has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. As of December 31, 2014, GSAM, including its investment advisory affiliates, had assets under supervision (AUS) of $1,023.92 billion. AUS includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sach’s address is 200 West Street, New York, New York 10282-2198.

Sean Gallagher serves as Chief Investment Officer of the GSAM Value Investment Team. The other portfolio managers serve as primary research analysts for particular industries. While the entire team debates investment ideas and overall portfolio structure, the final buy/sell decision for a particular security resides primarily with the portfolio manager responsible for that particular industry. As Chief Investment Officer of the team, Mr. Gallagher is ultimately responsible for the composition of the Portfolio’s structure at both the stock and industry level.

Andrew Braun: Managing Director, Portfolio Manager. Andy is a portfolio manager on the US Value Equity Team, where he has broad research responsibilities across the value strategies and oversees the portfolio construction and investment research for the firm’s Growth and Income Strategy and Income Builder Strategies. Andy has 24 years of industry experience and has been a member of the US Value Equity Team since 1997. He joined GSAM in 1993 where he was responsible for product development and strategy for mutual fund and institutional clients. Prior to that, Andy worked in the Corporate Finance Department at Dillon Read. Andy received a BA in Economics from Harvard University and an MBA in Finance and Economics from the Stern School of Business at New York University.

Sean Gallagher: Managing Director, US Value Equity CIO, Portfolio Manager.  Sean is the CIO and a portfolio manager of the US Value Equity Team, where he oversees the portfolio management and investment research efforts for the firm’s US Value Equity accounts. Sean has 22 years of industry experience and has been a member of the US Value Equity Team since 2000. Prior to joining Goldman Sachs, he spent 6 years as a research analyst at Merrill Lynch Asset Management focusing on technology, telecomm and REITs. Sean received a BS in Finance from Drexel University and an MBA in Finance and Accounting from the Stern School of Business at New York University.

John Arege, CFA: Managing Director, Portfolio Manager.  John is a portfolio manager on the US Value Equity Team, where he has broad research responsibilities across the value strategies and oversees the portfolio construction and investment research for the firm’s Large Cap Value Strategy. John joined GSAM in 2006 and became a portfolio manager on the Value Team in 2007. Prior to this, John was a senior analyst responsible for the energy and financial services sectors on the value team at Merrill Lynch Investment Managers. Prior to that, John worked for Standard and Poor’s in New York. He received his BA from Catholic University and a Masters in Finance from Boston University. John also holds a law degree and is a CFA Charterholder.

Charles “Brook” Dane, CFA: Vice President, Portfolio Manager.  Brook is a portfolio manager on the US Value Equity Team, where he has broad research responsibilities across the value strategies and oversees the portfolio construction and investment research for the firm’s Fundamental Equity 130/30 Strategy. Before joining GSAM, Brook was a Senior Vice President at Putnam Investments with research and portfolio management responsibilities for the technology portion of their large cap strategies. Prior to that, he was an Associate at Dane, Falb, Stone & Co. Brook has 23 years of industry experience. He received a BA in History from Tufts University and an MBA from the University of California, Walter A. Haas School of Business.

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest. For each portfolio manager that is primarily responsible for the day-to-day portfolio management of the Target Portfolio and the Acquiring Portfolio, the SAI of the Trust contains an explanation of the structure of, and method(s) used by each of T. Rowe and GSAM to determine portfolio manager compensation. For each such portfolio manager for the Target Portfolio and the Acquiring Portfolio, the SAI of the Trust also contains an explanation of any material conflicts of interest that may arise between a portfolio manager’s management of the Target Portfolio’s and Acquiring Portfolio’s investments and investments in other accounts.

Portfolio Managers: Other Accounts—Additional Information About the Portfolio Managers—Other Accounts and Share Ownership. The SAI of the Trust provides additional information about the compensation for each portfolio manager that is primarily responsible for the day-to-day management of the Target Portfolio, the Acquiring Portfolio, other accounts managed by those portfolio managers, and ownership of Trust securities by those portfolio managers.

Contractual and Effective Investment Management Fee Rates for the Portfolios

The contractual investment management fee rates for the Target Portfolio and the Acquiring Portfolio are set forth below:

AST T. Rowe Price Equity Income Portfolio

0.5825% of average daily net assets to $300 million;

0.5725% on next $200 million of average daily net assets;

0.5625% on next $250 million of average daily net assets;

0.5525% on next $2.5 billion of average daily net assets;

0.5425% on next $2.75 billion of average daily net assets;

0.5125% on next $4 billion of average daily net assets;

0.4925% over $10 billion of average daily net assets

AST Goldman Sachs Large-Cap Value Portfolio

0.5825% of average daily net assets to $300 million;

0.5725% on next $200 million of average daily net assets;

0.5625% on next $250 million of average daily net assets;

0.5525% on next $2.5 billion of average daily net assets;

0.5425% on next $2.75 billion of average daily net assets;

0.5125% on next $4 billion of average daily net assets;

0.4925% over $10 billion of average daily net assets

Assuming completion of the Reorganization, the effective management fee rate for the Combined Portfolio would be 0.56% based on the contractual investment management fee rate of the Acquiring Portfolio, assuming average net assets as of December 31, 2014. Although the effective management fee rate for the Combined Portfolio is the same as the effective management fee for the Target Portfolio, as noted earlier, it is expected that the total net expense ratio (after waivers and expense reimbursements) for the Combined Portfolio following completion of the Reorganization will be lower than the total net expense ratio (after waivers and expense reimbursements) for the Target Portfolio.

VOTING INFORMATION

Approval of the Reorganization with respect to the Target Portfolio requires approval by a majority of the outstanding voting securities of the Target Portfolio, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of the Target Portfolio’s outstanding voting securities is the lesser of (i) 67% of the Target Portfolio’s outstanding voting securities represented at a meeting at which more than 50% of the Target Portfolio’s outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Target Portfolio’s outstanding voting securities. Each Contract owner will be entitled to give voting instructions equivalent to one vote for each full share, and a fractional vote for each fractional share, of the Target Portfolio beneficially owned at the close of business on the record date. If sufficient votes to approve the Reorganization are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of voting instructions. Pursuant to the Trust’s Amended and Restated Declaration of Trust, the holders of one-third of the outstanding voting shares present in person or by proxy shall constitute a quorum at any meeting of Trust shareholders.

In accordance with requirements of the SEC, each Participating Insurance Company, as record owner of the shares of the Target Portfolio, will vote all shares of the Target Portfolio, including Target Portfolio shares owned by a Participating Insurance Company in its general account or otherwise, for which it does not receive instructions from the Contract owner beneficially owning the shares, and the Participating Insurance Company will vote those shares (for the respective Proposal, against the respective Proposal, or abstain) in the same proportion as the votes actually cast in accordance with instructions received from Contract owners (“Shadow Voting”). The presence at a Meeting of the Participating Insurance Companies affiliated with the Manager will be sufficient to constitute a quorum. Therefore, this Shadow Voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote. No minimum response is required from the Contract owners before Shadow Voting is applied. An abstention is not counted as an affirmative vote of the type necessary to approve a Proposal and, therefore, instructions to the applicable Participating Insurance Company to abstain will have the same effect as a vote against the Proposal.

How to Vote

You can vote your shares in any one of four ways:

•                       By mail, with the enclosed voting instruction card;

•                       Via the internet;

•                       In person at the relevant Meeting; or

•                       By phone.

If you simply sign and date the voting instruction card but give no voting instructions, your shares will be voted by the Participating Insurance Company in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the relevant Meeting or adjournment thereof.

Revoking Voting Instructions

Contract owners executing and returning voting instructions may revoke such instructions at any time prior to exercise of those instructions by written notice of such revocation to the Secretary of the Trust, by execution of subsequent voting instructions, or by voting in person at the relevant Meeting.

Other Matters

The Board does not intend to bring any matters before the Meeting other than those described in this Prospectus/Proxy Statement. The Board is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, it is intended that the Participating Insurance Companies will vote in accordance with their judgment.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the Trust or the Participating Insurance Company. If the record owner of a Contract is a custodian, nominee, or fiduciary, the Trust may send proxy materials to the record owner for any beneficial owners that such record owner may represent. The Trust may reimburse custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with proxy solicitations of such beneficial owners.

ADDITIONAL INFORMATION ABOUT THE TARGET PORTFOLIO AND THE ACQUIRING PORTFOLIO

Each of the Target Portfolio and the Acquiring Portfolio is a separate series of the Trust, which is also an open-end management investment company registered with the SEC under the 1940 Act. Each Portfolio is, in effect, a separate mutual fund.

Additional information about the Acquiring Portfolio is included in Exhibit B to this Prospectus/Proxy Statement. Additional information about the Target Portfolio is included in the prospectus and SAI for the Trust, dated July 1, 2015, and the portions of that prospectus and SAI relating to the Target Portfolio are incorporated herein by reference. Further information about the Acquiring Portfolio is included in the SAI. The SAI is incorporated herein by reference. These documents are available upon request and without charge by calling 855-973-0094 or by writing to the Trust or to AST at 655 Broad Street, Newark, New Jersey 07102.

The Trust, on behalf of the Target Portfolio and the Acquiring Portfolio, files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. The Trust also prepares annual reports, which include the management discussion and analysis. The annual report is available both from the SEC and from the Trust. These materials can be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549, and at the Regional Offices of the SEC located in New York City at 233 Broadway, New York, NY 10279. Also, copies of such material can be obtained from the SEC’s Public Reference Section, Washington, D.C. 20549-6009, upon payment of prescribed fees, or from the SEC’s Internet address at http://www.sec.gov.

PRINCIPAL HOLDERS OF SHARES

[As of the Record Date, the Target Portfolio had [   ] shares outstanding. As of the Record Date, the Acquiring Portfolio had [   ] shares outstanding.]

As of the Record Date, all of the shares of the Target Portfolio and the Acquiring Portfolio are owned as of record by various Participating Insurance Company separate accounts related to the Contracts. As noted above, the Participating Insurance Companies are required to offer Contract owners the opportunity to instruct them as to how to vote Target Portfolio shares. The table below sets forth, as of the Record Date, each shareholder that owns beneficially more than 5% of the Target Portfolio or the Acquiring Portfolio.

Target Portfolio	Beneficial Owner Name*	Address	Shares/ % Ownership

[To be filed by amendment]

Acquiring Portfolio	Beneficial Owner Name*	Address	Shares/ % Ownership

[To be filed by amendment]

As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

[As of the Record Date, the Trustees and Officers of the Trust, each as a group, beneficially owned less than 1% of the outstanding voting shares of either of the Portfolios.]

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of the Target Portfolio and the Acquiring Portfolio. The total return in each chart represents the rate that a shareholder earned on an investment in the Target Portfolio and the Acquiring Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any Contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return.

The financial highlights for the Target Portfolio for the years ended December 31, 2014, 2013, 2012, 2011 and 2010 were derived from the financial statements audited by KPMG LLP, the Trust’s independent registered public accounting firm, whose reports on these financial statements were unqualified. The reports of KPMG LLP, the Trust’s independent registered public accounting firm, for the years ended December 31, 2014, 2013, 2012, 2011 and 2010 are included in the Trust’s Annual Report to Shareholders for the Target Portfolio for the year in question, which reports are available upon request.

The financial highlights for the Acquiring Portfolio for the years ended December 31, 2014, 2013, 2012, 2011 and 2010 were derived from the financial statements audited by KPMG LLP, AST’s independent registered public accounting firm, whose reports on these financial statements were unqualified. The reports of KPMG LLP, AST’s independent registered public accounting firm, for the years ended December 31, 2014, 2013, 2012, 2011 and 2010 are included in AST’s Annual Report to Shareholders for the Acquiring Portfolio for the year in question, which reports are available upon request.

AST T. Rowe Price Equity Income Portfolio

	Year Ended December 31,
	2014(c)	2013(c)	2012(c)	2011	2010
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.32	$9.50	$8.12	$8.34	$7.47
Income (Loss) From Investment Operations:
Net investment loss	0.22	0.17	0.19	0.14	0.09
Net realized and unrealized gain (loss) on investments	0.70	2.65	1.21	(0.27)	0.89
Total from investment operations	0.92	2.82	1.40	(0.13)	0.98
Less Distributions:	—	—	(0.02)	(0.09)	(0.11)
Capital Contributions(d):	—	—	—	— (e)	—
Net Asset Value, end of year	$13.24	$12.32	$9.50	$8.12	$8.34
Total Return(a)	7.47%	29.68%	17.25%	(1.64)%	13.24%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,345.0	$1,326.5	$2,427.8	$200.9	$233.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.84%	0.84%	0.84%	0.88%	0.88%
Expenses Before Waivers and/or Expense Reimbursement	0.84%	0.84%	0.87%	0.91%	0.92%
Net investment loss	1.74%	1.61%	2.15%	1.57%	1.21%
Portfolio turnover rate	12%	15%	40%	136%	72%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying funds in which the Target Portfolio invests.

(c) Calculated based on average shares outstanding during the year.

(d) The Target Portfolio received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in the Target Portfolio shares during the fiscal year ended December 31, 2011. The Target Portfolio was not involved in the proceedings or in the calculation of the amount of settlement.

(e) Less than $0.005 per share.

AST Goldman Sachs Large-Cap Value Portfolio

	Year Ended December 31,
	2014(c)	2013	2012	2011	2010(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$23.53	$17.62	$14.91	$15.93	$14.35
Income (Loss) From Investment Operations:
Net investment loss	0.27	0.24	0.19	0.20	0.14
Net realized and unrealized gain (loss) on investments	2.82	5.67	2.72	(1.07)	1.67
Total from investment operations	3.09	5.91	2.91	(0.87)	1.81
Less Distributions:	—	—	(0.20)	(0.15)	(0.23)
Net Asset Value, end of year	$26.62	$23.53	$17.62	$14.91	$15.93
Total Return(a)	13.13%	33.54%	19.67%	(5.52)%	12.89%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,732.7	$1,652.2	$1,455.3	$1,185.3	$894.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.83%	0.84%	0.84%	0.86%	0.87%
Expenses Before Waivers and/or Expense Reimbursement	0.84%	0.85%	0.87%	0.87%	0.88%
Net investment loss	1.09%	1.05%	1.13%	1.38%	0.99%
Portfolio turnover rate	74%	111%	136%	188%	71%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying funds in which the Acquiring Portfolio invests.

(c) Calculated based on average shares outstanding during the year.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits
A	Form of Plan of Reorganization

B	Prospectus for the Acquiring Portfolio dated July 1, 2015.

The above-described Prospectus for the Acquiring Portfolio is part of this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders. For purposes of this EDGAR filing, the above-described Prospectus for the Acquiring Portfolio will be included in the proxy solicitation mailing to shareholders. For purposes of this EDGAR filing, it was filed with the SEC via EDGAR under the Securities Act of 1933 on June 25, 2015, and is incorporated herein by reference.

Exhibit A

ADVANCED SERIES TRUST

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the “Plan”) of Advanced Series Trust, a Massachusetts business trust having its principal place of business at 655 Broad Street, Newark, New Jersey 07102 (“AST”), on behalf of the acquiring portfolio listed in Schedule A to this Plan (the “Acquiring Portfolio”) and the target portfolio listed in Schedule A to this Plan (the “Target Portfolio”), is made as of this      day of         , 2015. Together, the Target Portfolio and the Acquiring Portfolio are referred to herein as the “Portfolios.”

The reorganization for the Target Portfolio (hereinafter referred to as the “Reorganization”) is intended to constitute a tax-free transaction for federal income tax purposes and will consist of: (i) the acquisition by the Acquiring Portfolio of all of the assets of the Target Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio in exchange solely for full and fractional shares of the Acquiring Portfolio (“Acquiring Portfolio Shares”); (ii) the distribution of Acquiring Portfolio Shares to the shareholders of the Target Portfolio according to their respective interests in complete liquidation of the Target Portfolio; and (iii) the dissolution of the Target Portfolio as soon as practicable after the closing (as defined in Section 3, hereinafter called the “Closing”), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by AST on behalf of the Acquiring Portfolio and the Target Portfolio, as applicable:

1.  Sale and Transfer of Assets, Liquidation and Dissolution of Target Portfolio.

(a)  Subject to the terms and conditions of this Plan, AST shall: (i) transfer all of the assets of the Target Portfolio, as set forth in Section 1(b) hereof, to the Acquiring Portfolio; and (ii) cause the Acquiring Portfolio to assume all the liabilities of the Target Portfolio as set forth in Section 1(b) hereof. Such transactions shall take place at the Closing.

(b)  The assets of the Target Portfolio to be acquired by the Acquiring Portfolio (collectively, the “Assets”) shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable that are owned by the Target Portfolio, and any deferred or prepaid expenses shown as an asset on the books of the Target Portfolio on the Closing date (as defined in Section 3, hereinafter the “Closing Date”). All liabilities, expenses, costs, charges and reserves of the Target Portfolio, to the extent that they exist at or after the Closing, shall after the Closing attach to the Acquiring Portfolio and may be enforced against the Acquiring Portfolio to the same extent as if the same had been incurred by the Acquiring Portfolio.

(c)  Subject to the terms and conditions of this Plan, AST on behalf of the Acquiring Portfolio shall at the Closing deliver to the Target Portfolio the number of Acquiring Portfolio Shares, determined by dividing the net asset value per share of the shares of the Target Portfolio (“Target Portfolio Shares”) on the Closing Date by the net asset value per share of the Acquiring Portfolio Shares, and multiplying the result thereof by the number of outstanding Target Portfolio Shares as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

(d)  Immediately following the Closing, the Target Portfolio shall distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the Acquiring Portfolio Shares received by the Target Portfolio pursuant to this Section 1 and then shall terminate and dissolve. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of AST relating to the Acquiring Portfolio and noting in such accounts the type and amounts of Acquiring Portfolio Shares that former Target Portfolio shareholders are due based on their respective holdings of the Target Portfolio as of the close of business on the Closing Date. Fractional Acquiring Portfolio Shares shall be carried to the third decimal place. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio shares in connection with such exchange.

2.  Valuation.

(a)  The value of the Target Portfolio’s Assets to be transferred to the Acquiring Portfolio hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (the “Valuation Time”) using the valuation procedures set forth in AST’s current effective prospectus.

(b)  The net asset value of a share of the Acquiring Portfolio shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in AST’s current effective prospectus.

(c)  The net asset value of a share of the Target Portfolio shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in AST’s current effective prospectus.

3.  Closing and Closing Date.

The consummation of the transactions contemplated hereby shall take place at the Closing (the “Closing”). The date of the Closing (the “Closing Date”) shall be October [  ], 2015, or such other date as determined in writing by AST’s officers. The Closing shall take place at the principal office of AST at 5:00 p.m. Eastern time on the Closing Date. AST on behalf of the Target Portfolio shall have provided for delivery as of the Closing of the Target Portfolio’s Assets to the account of the Acquiring Portfolio at the Acquiring Portfolio’s custodians. Also, AST on behalf of the Target Portfolio shall produce at the Closing a list of names and addresses of the shareholders of record of the Target Portfolio Shares and the number of full and fractional shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President to the best of its or his or her knowledge and belief. AST on behalf of the Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited to the Target Portfolio’s account on the Closing Date to the Secretary of AST, or shall provide evidence satisfactory to the Target Portfolio that the Acquiring Portfolio Shares have been registered in an account on the books of the Acquiring Portfolio in such manner as AST on behalf of Target Portfolio may request.

4.  Representations and Warranties by AST on behalf of the Target Portfolio.

AST makes the following representations and warranties about the Target Portfolio:

(a)  The Target Portfolio is a series of AST, a business trust organized under the laws of the Commonwealth of Massachusetts and validly existing and in good standing under the laws of that jurisdiction. AST is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company and all of the Target Portfolio Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the “1933 Act”).

(b)  AST on behalf of the Target Portfolio is authorized to issue an unlimited number of the Target Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c)  The financial statements appearing in AST’s Annual Report to Shareholders for the fiscal year ended December 31, 2014, audited by KPMG LLP, fairly present the financial position of the Target Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)  AST has the necessary power and authority to conduct the Target Portfolio’s business as such business is now being conducted.

(e)  AST on behalf of the Target Portfolio is not a party to or obligated under any provision of AST’s Second Amended and Restated Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Target Portfolio does not have any unamortized or unpaid organizational fees or expenses.

(g)  The Target Portfolio has elected to be, and is, treated as a partnership for U.S. federal income tax purposes. The Target Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”), since its inception and will continue to satisfy such requirements at the Closing.

(h)  The Target Portfolio, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for the Target Portfolio shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Target Portfolio to such shareholder, and/or (ii) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, and 3406 of the Code.

(i)  At the Closing, the Target Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially adversely affect title thereto.

(j)  Except as may be disclosed in AST’s current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Target Portfolio.

(k)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Target Portfolio.

(l)  The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of AST’s Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

5.  Representations and Warranties by AST on behalf of the Acquiring Portfolio.

AST makes the following representations and warranties about the Acquiring Portfolio:

(a)  The Acquiring Portfolio is a series of AST, a business trust organized under the laws of the Commonwealth of Massachusetts validly existing and in good standing under the laws of that jurisdiction. AST is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Portfolio Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act.

(b)  AST on behalf of the Acquiring Portfolio is authorized to issue an unlimited number of the Acquiring Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c)  The financial statements appearing in AST’s Annual Report to Shareholders for the fiscal year ended December 31, 2014, audited by KPMG LLP, fairly present the financial position of the Acquiring Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)  AST has the necessary power and authority to conduct the Acquiring Portfolio’s business as such business is now being conducted.

(e)  AST on behalf of the Acquiring Portfolio is not a party to or obligated under any provision of AST’s Second Amended and Restated Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Acquiring Portfolio has elected to be, and is, treated as a partnership for federal income tax purposes. The Acquiring Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Code since its inception and will continue to satisfy such requirements at the Closing.

(g)  The statement of assets and liabilities to be created by AST for the Acquiring Portfolio as of the Valuation Time for the purpose of determining the number of Acquiring Portfolio Shares to be issued pursuant to this Plan will accurately reflect the Assets in the case of the Target Portfolio and the net asset value in the case of the Acquiring Portfolio, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(h)  At the Closing, the Acquiring Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(i)  Except as may be disclosed in AST’s current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Acquiring Portfolio.

(j)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Acquiring Portfolio.

(k)  The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of AST’s Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

(l)  AST anticipates that consummation of this Plan will not cause the Acquiring Portfolio to fail to conform to the requirements of Section 817(h) at the end of each tax quarter.

6.  Intentions of AST on behalf of the Portfolios.

(a)  At the Closing, AST on behalf of the Target Portfolio, intends to have available a copy of the shareholder ledger accounts, certified by AST’s transfer agent or its President or a Vice President to the best of its or his or her knowledge and belief, for all the shareholders of record of Target Portfolio Shares as of the Valuation Time who are to become shareholders of the Acquiring Portfolio as a result of the transfer of assets that is the subject of this Plan.

(b)  AST intends to operate each Portfolio’s respective business as presently conducted between the date hereof and the Closing.

(c)  AST intends that the Target Portfolio will not acquire the Acquiring Portfolio Shares for the purpose of making distributions thereof to anyone other than the Target Portfolio’s shareholders.

(d)  AST on behalf of the Target Portfolio intends, if this Plan is consummated, to liquidate and dissolve the Target Portfolio.

(e)  AST intends that, by the Closing, each Portfolio’s Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(f)  AST intends to mail to each shareholder of the Target Portfolio entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  AST intends to file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Portfolio Shares issuable hereunder (“Registration Statement”), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the shareholders’ meeting of the Target Portfolio, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

7.  Conditions Precedent to be Fulfilled by AST on behalf of the Portfolios.

The consummation of the Plan with respect to the Acquiring Portfolio and the Target Portfolio shall be subject to the following conditions:

(a)  That: (i) all the representations and warranties contained herein concerning the Portfolios shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by AST on behalf of the Portfolios shall occur prior to the Closing; and (iii) AST shall execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Trustees of AST on behalf of the Portfolios.

(c)  That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, that no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of a Portfolio or would prohibit the transactions contemplated hereby.

(d)  That there shall be delivered to AST on behalf of the Portfolios an opinion from Shearman & Sterling LLP, in form and substance satisfactory to AST, substantially to the effect that the transactions contemplated by this Plan should constitute a tax-free transaction for federal income tax purposes. Such opinion shall contain at a minimum the conclusion that the transfer by the Target Portfolio of all of its assets to the Acquiring Portfolio, in exchange solely for Acquiring Portfolio Shares, the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Target Portfolio in complete liquidation of the Target Portfolio, should be tax-free to the shareholders of the Target Portfolio for U.S. federal income tax purposes.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of AST with regard to matters of fact.

(e)  That the Registration Statement with respect to the Acquiring Portfolio Shares to be delivered to the Target Portfolio’s shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date, or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(f)  That the Acquiring Portfolio Shares to be delivered hereunder shall be eligible for sale by the Acquiring Portfolio with each state commission or agency with which such eligibility is required in order to permit the Acquiring Portfolio Shares lawfully to be delivered to each shareholder of the Target Portfolio.

8.  Expenses.

(a)  AST represents and warrants that there are no broker or finders’ fees payable by it in connection with the transactions provided for herein.

(b)  All costs incurred in entering into and carrying out the terms and conditions of this Plan, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of the relevant combined prospectus and proxy statement and related materials, shall be paid by Prudential Investments LLC or AST Investment Services, Inc. or their affiliates under  the fee received from the Target Portfolio under its Rule 12b-1 plan.

9.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of an Target Portfolio) prior to the Closing, or the Closing may be postponed by AST on behalf of a Portfolio by resolution of the Board of Trustees of AST if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

(b)  If the transactions contemplated by this Plan have not been consummated by December 31, 2015, the Plan shall automatically terminate on that date, unless a later date is agreed to by the officers of AST on behalf of the Portfolios.

(c)  In the event of termination of this Plan pursuant to the provisions hereof, the Plan shall become void and have no further effect with respect to the Acquiring Portfolio or Target Portfolio, and neither AST, the Acquiring Portfolio nor the Target Portfolio, nor the trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

(d)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by AST’s Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse affect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(e)  If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of AST on behalf of the Portfolios to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Target Portfolio, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Portfolio Shares to be issued the Target Portfolio, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Target Portfolio prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate, unless AST on behalf of the Target Portfolio shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

10.  Entire Plan and Amendments.

This Plan embodies the entire plan of AST on behalf of the Portfolios, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth or provided for herein. This Plan may be amended only by AST. Neither this Plan nor any interest herein may be assigned without the prior written consent of AST on behalf of the Portfolio corresponding to the Portfolio making the assignment.

11.  Notices.

Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to AST at 655 Broad Street, Newark, NJ 07102, Attention: Secretary.

12.  Governing Law.

This Plan shall be governed by and carried out in accordance with the laws of The Commonwealth of Massachusetts without regard to its conflict of laws principles.

IN WITNESS WHEREOF, each party has executed this Plan by its duly authorized officers, all as of the date and year first written above.

ADVANCED SERIES TRUST on behalf of the Acquiring Portfolio listed in Schedule A

Attest: Kathleen DeNicholas, Assistant Secretary	By: Title:

ADVANCED SERIES TRUST on behalf of the Target Portfolio listed in Schedule A

Attest: Kathleen DeNicholas, Assistant Secretary	By: Title:

Exhibit B

EXHIBIT B TO PROSPECTUS/PROXY STATEMENT

Prospectus for the Acquiring Portfolio, dated July 1, 2015

PART B

B-1

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED JULY 10, 2015

STATEMENT OF ADDITIONAL INFORMATION

TO PROSPECTUS/PROXY STATEMENT

Dated August 10, 2015

655 Broad Street

Newark, New Jersey 07102

Reorganization of AST T. Rowe Price Equity Income Portfolio into the AST Goldman Sachs Large-Cap Value Portfolio

This Statement of Additional Information (the “SAI”) expands upon and supplements information contained in the combined Proxy Statement of the AST T. Rowe Price Equity Income Portfolio (the “Target Portfolio”), a series of the Advanced Series Trust (the “Trust” or “AST”), and the Prospectus of the AST Goldman Sachs Large-Cap Value Portfolio (the “Acquiring Portfolio”), a series of the Trust, dated August [10], 2015 (such combined Proxy Statement and Prospectus being referred to herein as the “Prospectus/Proxy Statement”).

This SAI relates specifically to the proposed transfer of all of the Target Portfolio’s assets to the Acquiring Portfolio in exchange for the Acquiring Portfolio’s assumption of all of the Target Portfolio’s liabilities and the Acquiring Portfolio’s issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the “Acquiring Portfolio Shares”). The Acquiring Portfolio Shares received by the Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to such reorganization transaction. The reorganization transaction also provides for the distribution by the Target Portfolio, on a pro rata basis, of such Acquiring Portfolio Shares to its shareholders in complete liquidation of the Target Portfolio. A vote in favor of the Plan by the shareholders of the Target Portfolio will constitute a vote in favor of the liquidation of the Target Portfolio and the termination of such Portfolio as a separate series of the Trust. The acquisition of the assets of the Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio’s assumption of all of the liabilities of the Target Portfolio and the Acquiring Portfolio’s issuance of the Acquiring Portfolio Shares to the Target Portfolio is referred to herein as the “Reorganization.”

This SAI consists of: (i) this Cover Page, (ii) a comparison of the investment restrictions of the Target Portfolio and the Acquiring Portfolio, and (iii) pro forma financial information relating to the Target Portfolio and the Acquiring Portfolio. Additional information relating to the Acquiring Portfolio is included in Exhibit A to this SAI. Additional information relating to the Trust is included in the Statement of Additional Information of the Trust, dated July 1, 2015 (the “Trust SAI”), which is included in Exhibit B to this SAI. Those portions of the SAI of the Trust relating to the Target Portfolio are incorporated herein by reference (which means that those portions are legally part of this SAI).

Audited financial statements and accompanying notes for the Target Portfolio for the fiscal year ended December 31, 2014 and the independent auditors’ report thereon, dated February 20, 2015, are incorporated herein by reference from the Trust’s Annual Report to Shareholders of the Target Portfolio.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement, which relates to the Reorganization. You can request a copy of the Prospectus/Proxy Statement by calling 855-973-0094 or by writing to AST at 655 Broad Street, Newark, New Jersey 07102. In addition, a copy of the Prospectus/Proxy Statement is available at www.prudential.com/variableinsuranceportfolios. The Securities and Exchange Commission (the “SEC”) maintains a website (www.sec.gov) that contains this SAI and other material incorporated by reference and considered part of this SAI and the Prospectus/Proxy Statement, together with other information regarding AST.

STATEMENT OF ADDITIONAL INFORMATION

INVESTMENT RESTRICTIONS

Set forth below are certain investment restrictions applicable to the Target Portfolio and the Acquiring Portfolio. Fundamental restrictions may not be changed by the Board without a majority vote of shareholders as required by the 1940 Act. Non-fundamental restrictions may be changed by the Board without shareholder approval.

Fundamental Investment Restrictions Applicable to Target Portfolio

Under its fundamental investment restrictions, the Target Portfolio may not:

1. Issue senior securities, except as permitted under the 1940 Act.

2. Borrow money except that the Target Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Target Portfolio’s investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33(1)/3% of the value of the Target Portfolio’s assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, the Target Portfolio may borrow from persons to the extent permitted by applicable law, including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

3. Underwrite securities issued by other persons, except to the extent that the Target Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.

4. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit the Target Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

5. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the Target Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Target Portfolio’s investment policies, or (ii) investing in securities of any kind.

6. Make loans, except that the Target Portfolio may (i) lend portfolio securities in accordance with the Target Portfolio’s investment policies in amounts up to 33 1/3% of the total assets of the Target Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

7. Purchase any security if, as a result, more than 25% of the value of the Target Portfolio’s assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto).

8. With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Target Portfolio’s total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Target Portfolio.

If a restriction on the Target Portfolio’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Target Portfolio assets invested in certain securities or other instruments, or, change in average duration of the Target Portfolio’s investment portfolio, resulting from changes in the value of the Target Portfolio’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restrictions (2) and (6), the Target Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

With respect to investment restriction (6), the restriction on making loans is not considered to limit the Target Portfolio’s investments in loan participations and assignments.

Fundamental Investment Restrictions Applicable to Acquiring Portfolio

1. The Acquiring Portfolio may not underwrite securities issued by other persons, except to the extent that the Acquiring Portfolio may be deemed to be an underwriter in connection with the purchase and sale of portfolio securities.

2. The Acquiring Portfolio may not issue senior securities.

3. As to 75% of the value of its total assets, the Acquiring Portfolio will not purchase a security of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities, or securities of other investment companies) if as a result, (a) more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer, or (b) the Acquiring Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

4. The Acquiring Portfolio may not make loans, except that the Acquiring Portfolio may (i) lend portfolio securities in accordance with the Acquiring Portfolio’s investment policies in amounts up to 331/3% of the total assets of the Acquiring Portfolio taken at market value; (ii) purchase money market securities and enter into repurchase agreements; (iii) acquire publicly distributed or privately placed debt securities; and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

5. The Acquiring Portfolio will not concentrate its investments in any one industry (the Acquiring Portfolio’s investment policy of keeping its assets in those securities which are selling at the most reasonable prices in relation to value normally results in diversification among many industries—consistent with this, the Acquiring Portfolio does not intend to invest more than 25% of its assets in any one industry classification used by the Subadviser for investment purposes, although such concentration could, under unusual economic and market conditions, amount to 30% or conceivably somewhat more).

6. The Acquiring Portfolio will not borrow money except from persons to the extent permitted by applicable law including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance, and then in amounts not in excess of 331/3% of its total assets. The Acquiring Portfolio may borrow at prevailing interest rates and invest the Acquiring Portfolio in additional securities. The Acquiring Portfolio’s borrowings are limited so that immediately after such borrowing the value of the Acquiring Portfolio’s assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should the Acquiring Portfolio, for any reason, have borrowings that do not meet the above test then, within three business days, the Acquiring Portfolio must reduce such borrowings so as to meet the necessary test. Under such a circumstance, the Acquiring Portfolio may have to liquidate securities at a time when it is disadvantageous to do so.

7. The Acquiring Portfolio will not purchase or sell real estate (although it may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein).

8. The Acquiring Portfolio will not invest directly in oil, gas, or other mineral exploration or development programs; however, the Acquiring Portfolio may purchase securities of issuers whose principal business activities fall within such areas.

PRO FORMA FINANCIAL INFORMATION

The Reorganization is intended to consolidate the Target Portfolio into the Acquiring Portfolio. The fund resulting from the Reorganization is sometimes referred to herein as the “Combined Portfolio.” The unaudited pro forma information set forth below for the 12-month period ended December 31, 2014 is intended to present ratios and supplemental data as if the Reorganization had been consummated at December 31, 2014. Such unaudited pro forma information should be read in conjunction with the Trust’s Annual Report to Shareholders dated December 31, 2014 relating to the Target Portfolio and the Trust’s Annual Report to Shareholders dated December 31, 2014 relating to the Acquiring Portfolio which is on file with the SEC and is available at no charge.

For the 12-months ended December 31, 2014, the average daily net assets of the Target Portfolio were approximately $1,315.98 million, and the average daily net assets of the Acquiring Portfolio were approximately $1,693.56 million. The pro forma average daily net assets of the Combined Portfolio for the 12-months ended December 31, 2014 would have been approximately $3,009.54 million.

The Portfolios have the same custodian, transfer agent and shareholder servicing agent, sub-transfer agent, and independent registered accounting firm. Each of these service providers has entered into an agreement with the Trust, AST or the Manager, as the case may be, on behalf of the Portfolios, which governs the provision of services to the Portfolio. Such agreements contain the same terms with respect to the Portfolios.

The Target Portfolio and the Acquiring Portfolio are both managed by PI and ASTIS. The subadviser for the Target Portfolio is T. Rowe Price Associates, Inc. (“T. Rowe”) and the subadviser for the Acquiring Portfolio is Goldman Sachs Asset Management, L.P. (“GSAM”).

The contractual investment management fee rates for the Target Portfolio and the Acquiring Portfolio are set forth below:

AST T. Rowe Price Equity Income Portfolio

0.5825% of average daily net assets to $300 million;

0.5725% on next $200 million of average daily net assets;

0.5625% on next $250 million of average daily net assets;

0.5525% on next $2.5 billion of average daily net assets;

0.5425% on next $2.75 billion of average daily net assets;

0.5125% on next $4 billion of average daily net assets;

0.4925% over $10 billion of average daily net assets

AST Goldman Sachs Large-Cap Value Portfolio

0.5825% of average daily net assets to $300 million;

0.5725% on next $200 million of average daily net assets;

0.5625% on next $250 million of average daily net assets;

0.5525% on next $2.5 billion of average daily net assets;

0.5425% on next $2.75 billion of average daily net assets;

0.5125% on next $4 billion of average daily net assets;

0.4925% over $10 billion of average daily net assets

Prior to July 1, 2015, the contractual management fees were:

AST T. Rowe Price Equity Income Portfolio

0.74% of average daily net assets to $300 million;

0.73% on next $200 million of average daily net assets;

0.72% on next $250 million of average daily net assets;

0.71% on next $2.5 billion of average daily net assets;

0.70% on next $2.75 billion of average daily net assets;

0.67% on next $4 billion of average daily net assets;

0.65% over $10 billion of average daily net assets

AST Goldman Sachs Large-Cap Value Portfolio

0.74% of average daily net assets to $300 million;

0.73% on next $200 million of average daily net assets;

0.72% on next $250 million of average daily net assets;

0.71% on next $2.5 billion of average daily net assets;

0.70% on next $2.75 billion of average daily net assets;

0.67% on next $4 billion of average daily net assets;

0.65% over $10 billion of average daily net assets

Assuming the Reorganization occurred on December 31, 2014 and based on the current fee structure in effect as of July 1, 2015:

	Target Fund		Acquiring Fund		Combined Fund
	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets
Management Fee	$7,425,812	0.56%	$9,511,919	0.56%	$16,782,731	0.56%
Distribution and/or Service Fees (l2b-l Fees)	$3,289,960	0.25%	$4,233,900	0.25%	$7,523,860	0.25%
Other Expenses	$299,940	0.02%	$330,592	0.02%	$601,909	0.02%
Total Annual Portfolio Operating Expenses	$11,015,712	0.83%	$14,076,411	0.83%	$24,908,500	0.83%
Fee Waiver and/or Expense Reimbursement	—	0.00%	$(149,137)	(0.01)%	$(391,241)	(0.01)%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$11,015,712	0.83%	$13,927,274	0.82%	$24,517,259	0.82%

Assuming the Reorganization occurred on December 31, 2014 and based on the fee structure at that time:

	Target Fund		Acquiring Fund		Combined Fund
	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets
Management Fee	$9,498,486	0.72%	$12,179,276	0.72%	$21,522,763	0.72%
Distribution and/or Service Fees (l2b-l Fees)	$1,315,984	0.10%	$1,693,560	0.10%	$3,009,544	0.10%
Other Expenses	$299,940	0.02%	$330,592	0.02%	$601,909	0.02%
Total Annual Portfolio Operating Expenses	$11,114,410	0.84%	$14,203,428	0.84%	$25,134,216	0.84%
Fee Waiver and/or Expense Reimbursement	—	0.00%	$(149,137)	(0.01)%	$(391,241)	(0.01)%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$11,114,410	0.84%	$14,054,291	0.83%	$24,742,975	0.83%

Prudential Annuities Distributors, Inc. (“PAD”) serves as the distributor of each Portfolio of the Trust, including the Acquiring Portfolio and the Target Portfolio. PAD is an affiliate of PI. For the 12-month period ended December 31, 2014, the 12b-1 fee paid by the Acquiring Portfolio to PAD was 0.10%. Effective July 1, 2015, the 12b-1 fee was increased to 0.25%. The distribution and service (12b-1) fee paid by the Acquiring Portfolio to PAD is intended to compensate PAD and its affiliates for various administrative services, including but not limited to the filing, printing and delivery of the Trust’s prospectus and statement of additional information, annual and semi-annual shareholder reports, and other required regulatory documents, responding to shareholder questions and inquiries relating to the Acquiring Portfolio, and related functions and services. In addition, pursuant to the 12b-1 Plan, the fee is intended to compensate PAD and its affiliates for various services rendered and expenses incurred in connection with activities intended to result in the sale or servicing of the shares of the Acquiring Portfolio.

No significant accounting policies will change as a result of the Reorganization, specifically, policies regarding valuation of portfolio securities, or compliance with Section 817(h) of the Internal Revenue Code of 1986, as amended. The performance history of the Target Portfolio will terminate upon the completion of the Reorganization.

The Reorganization should be tax-free for U.S. federal income tax purposes. This means that no gain or loss should be recognized by the Target Portfolio or its shareholders (i.e., the Participating Insurance Companies) as a result of the completion of the Reorganization. However, gain or loss will be recognized on any related sale of the Target Portfolio’s holdings. The aggregate tax basis of the Acquiring Portfolio shares received by the shareholders of the Target Portfolio in connection with the Reorganization will be the same as the aggregate tax basis of the Target Portfolio shares held immediately before the Reorganization.

The printing and mailing cost for this proxy statement will be paid by the Manager or its affiliates under the fee received from the Acquiring Portfolio under its Rule 12b-1 plan.

EXHIBIT A TO STATEMENT OF ADDITIONAL INFORMATION

Additional Information Relating To AST Goldman Sachs Large-Cap Value Portfolio

Introduction

The Trust SAI includes additional information regarding the Trust in general and its current Portfolios. The general information relating to the Trust (including information on its officers and trustees, management arrangements, service providers, investment strategies and transactions and brokerage) also relates to the Acquiring Portfolio. Additional information relating specifically to the Acquiring Portfolio is set forth in this Exhibit A to the SAI. The Trust SAI is included in Exhibit B to this SAI.

Subadvisory Agreements for Acquiring Portfolio

The Manager has entered into a subadvisory agreement with GSAM pursuant to which the Manager (and not the Acquiring Portfolio) will pay GSAM the annualized fee shown below.

GSAM

0.25% of average daily net assets to $250 million;
0.23% of average daily net assets over $250 million to $750 million;
0.21% over $750 million

Portfolio Managers: Other Accounts

Additional Information About the Portfolio Managers—Other Accounts and Share Ownership—Acquiring Portfolio

The following table sets forth information about the Acquiring Portfolio and accounts other than the Acquiring Portfolio for which the portfolio managers are primarily responsible for day-to-day portfolio management as of the most recently completed fiscal year. The table shows, for each such portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The tables also set forth the dollar range of equity securities of each portfolio of the Trust beneficially owned by the portfolio managers as of the most recently completed fiscal year.

Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Goldman Sachs Asset Management, L.P.	Andrew Braun	17/$18,440,000,000	3/$277,000,000	34/$2,317,000,000	None
	Sean Gallagher	16/$17,796,000,000	2/$483,000,000	36/$2,437,000,000	None
	John Arege, CFA	3/$3,070,000,000	2/$1,862,000,000	33/$2,478,000,000	None
	Charles “Brook” Dane, CFA	3/$2,931,000,000	1/$237,000,000	27/$1,664,000,000	None

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest—Acquiring Portfolio

GOLDMAN SACHS ASSET MANAGEMENT, L.P. (including Goldman Sachs Asset Management International)

PORTFOLIO MANAGERS’ COMPENSATION. Compensation for GSAM portfolio managers is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs & Co. (Goldman Sachs); the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation. In addition to base salary and discretionary variable compensation, the Investment Adviser has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

CONFLICTS OF INTEREST. The involvement of the GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to one or more funds for which GSAM is a sub-adviser or adviser or limit such funds’ investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers and has other direct and indirect interests in the global fixed income, currency, commodity, equity and other markets and the securities and issuers in which the certain funds directly and indirectly invest. Thus, it is likely that such funds may have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. GSAM acts as sub-adviser to certain of the funds. The fees earned by GSAM in this capacity are generally based on asset levels, the fees are not directly contingent on Portfolio performance, and GSAM would still receive significant compensation from a Portfolio even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Portfolios. The results of a Portfolio’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs and it is possible that a Portfolio could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, a Portfolio may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Portfolio may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised clients may, individually or in the aggregate, adversely impact a Portfolio. Transactions by one or more Goldman Sachs advised clients or the GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Portfolio. A Portfolio’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by a Portfolio, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend a Portfolio or who engage in transactions with or for a Portfolio.

A Portfolio may make brokerage and other payments to Goldman Sachs and its affiliates in connection with a Portfolio’s portfolio investment transactions, in accordance with applicable law.

EXHIBIT B TO STATEMENT OF ADDITIONAL INFORMATION

Statement of Additional Information of Advanced Series Trust, Dated July 1, 2015

The Statement of Additional Information of Advanced Series Trust, dated July 1, 2015 (the “Trust SAI”) is incorporated herein by reference and is included with, and considered to be a part of, this SAI. For purposes of this EDGAR filing it was filed with the SEC via EDGAR pursuant to Rule 485(b) under the Securities Act of 1933, as amended, on June 25, 2015 and is incorporated herein by reference.

PART C

OTHER INFORMATION

(1)(a) Second Amended and Restated Declaration of Trust of Registrant. Filed as an exhibit to Post-Effective Amendment No. 57 to Registrant’s Registration Statement for Form N-1A (File Nos. 33-24962 and 811-5186) (the “Registration Statement”), which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.

(1)(b) Amendment to Declaration of Trust of Registrant. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

(2) By-laws of Registrant. Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.

(3) None.

(4) The form of Plan of Reorganization for the reorganization of AST T. Rowe Price Equity Income Portfolio, and AST Goldman Sachs Large- Cap Value Portfolio, each a series of the Trust, is included as Exhibit A to the combined Prospectus and Proxy Statement contained in this Registration Statement on Form N-14.

(5) None.

(6)(a) Investment Management Agreement among the Registrant, American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated) and Prudential Investments LLC for the various portfolios of the Registrant. Filed as an exhibit to Post-Effective Amendment No. 49 to Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(6)(b) Amendment to Investment Management Agreement. Filed as an exhibit to Post-Effective Amendment No. 111 to Registration Statement, which Amendment was filed via EDGAR on February 1, 2013, and is incorporated herein by reference.

(6)(c) Amended Fee Schedule to Investment Management Agreement among the Registrant, American Skandia Investment Services, Incorporated (now known as AST Investment Services, Incorporated) and Prudential Investments LLC. Filed as an exhibit to Post-Effective Amendment No. 134 to Registration Statement, which Amendment was filed via EDGAR on June 25, 2015, and is incorporated herein by reference.

(6)(d) Contractual investment management fee waivers and/or contractual expense caps for selected AST portfolios. Filed as an exhibit to Post-Effective Amendment No. 130 to Registration Statement, which Amendment was filed via EDGAR on April 15, 2015, and is incorporated herein by reference.

(6)(e) Subadvisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC, and T. Rowe Price Associates, Inc., for AST T. Rowe Price Equity Income Portfolio. Filed as an exhibit to Post-Effective Amendment No. 99 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2012, and is incorporated herein by reference.

(6)(f) Amendment to Subadvisory Agreement, by and among AST Investment Services, Inc., Prudential Investments LLC, and Goldman Sachs Asset Management, pursuant to which Subadviser has been retained to provide investment advisory services to the AST Goldman Sachs Large Cap Value Portfolio of Advanced Series Trust. Filed as an exhibit to Post-Effective Amendment No. 123 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2014, and is incorporated herein by reference.

(7)(a) Distribution Agreement for the shares of each Portfolio of the Registrant, between Prudential Annuities Distributors, Inc. and the Registrant. Filed as an exhibit to Post-Effective Amendment No. 136 to Registration Statement, which Amendment was filed via EDGAR on July 6, 2015, and is incorporated herein by reference.

(7)(b)Sales Agreement between Registrant and American Skandia Life Assurance Corporation. Filed as an Exhibit to Post-Effective Amendment No. 25 to Registration Statement, which Amendment was filed via EDGAR on March 2, 1998, and is incorporated herein by reference.

(7)(c) Sales Agreement between Registrant and Kemper Investors Life Insurance Company. Filed as an Exhibit to Post-Effective Amendment No. 20 to Registration Statement, which Amendment was filed via EDGAR on December 24, 1996, and is incorporated herein by reference.

(7)(d) Shareholder Services and Distribution Plan. Filed as an exhibit to Post-Effective Amendment No. 134 to Registration Statement, which Amendment was filed via EDGAR on June 25, 2015, and is incorporated herein by reference.

(8) None.

(9)(a) Custodian Agreement dated July 1, 2005 between the Registrant and PFPC Trust Company. Filed as an Exhibit to Post-Effective Amendment No. 58 to Registration Statement, which Amendment was filed via EDGAR on April 28, 2006, and is incorporated herein by reference.

(10) Shareholder Services and Distribution Plan. Filed as an exhibit to Post-Effective Amendment No. 134 to Registration Statement, which Amendment was filed via EDGAR on June 25, 2015, and is incorporated herein by reference.

(11) Opinion and Consent of Goodwin Procter LLP, counsel for Registrant. Filed herewith.

(12) Form of Opinion and Consent of Shearman & Sterling LLP, special tax counsel to Registrant, supporting tax matters and consequences to shareholders. Filed herewith.

(13)(a) Amended and Restated Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., dated May 29, 2007. Incorporated by reference to the Dryden Municipal Bond Fund Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed via EDGAR on July 1, 2007 (File No. 33-10649).

(13)(b) Service Agreement between American Skandia Investment Services, Incorporated and Kemper Investors Life Insurance Company. Filed as an Exhibit to Post-Effective Amendment No. 21 to Registration Statement, which Amendment was filed via EDGAR on February 28, 1997, and is incorporated herein by reference.

(13)(c) Amended and Restated Participation Agreement dated June 8, 2005 among American Skandia Life Assurance Corporation (now Prudential Annuities Life Assurance Corporation), American Skandia Trust (now Advanced Series Trust), American Skandia Investment Services, Incorporated (now AST Investment Services, Incorporated), Prudential Investments LLC, American Skandia Marketing, Inc. (now Prudential Annuities Distributors, Inc.), and Prudential Investment Management Services LLC. Filed as an Exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.

(13)(d) Amendment dated February 25, 2013 to the Amended and Restated Participation Agreement dated June 8, 2005 among Prudential Annuities Life Assurance Corporation, Advanced Series Trust, AST Investment Services, Inc., Prudential Investments LLC, Prudential Annuities Distributors, Inc. and Prudential Investment Management Services LLC. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.

(13)(e) Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company of New Jersey, American Skandia Trust (now Advanced Series Trust), American Skandia Investment Services, Incorporated (now AST Investment Services, Incorporated)., Prudential Investments LLC, American Skandia Marketing, Inc. (now Prudential Annuities Distributors, Inc.), and Prudential Investment Management Services LLC. Filed as an Exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.

(13)(f) Amendment dated February 25, 2013 to the Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company of New Jersey, Advanced Series Trust, AST Investment Services, Inc., Prudential Investments LLC, Prudential Annuities Distributors, Inc., and Prudential Investment Management Services LLC. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.

(13)(g) Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company, American Skandia Trust (now Advanced Series Trust), American Skandia Investment Services, Incorporated (now AST Investment Services, Inc.), Prudential Investments LLC, American Skandia Marketing, Inc. (now Prudential Annuities Distributors, Inc.), and Prudential Investment Management Services LLC. Filed as an Exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.

(13)(h) Amendment dated February 25, 2013 to the Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company, Advanced Series Trust, AST Investment Services, Inc., Prudential Investments LLC, Prudential Annuities Distributors, Inc., and Prudential Investment Management Services LLC. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.

(13)(i) Participation Agreement among Pramerica of Bermuda Insurance Company, American Skandia Trust (now Advanced Series Trust), American Skandia Investment Services, Inc. (now AST Investment Services, Inc.), Prudential Investments LLC, American Skandia Marketing, Inc. (now Prudential Annuities Distributors, Inc.), and Prudential Investment Management Services LLC. Filed as an exhibit to Post-Effective Amendment No. 74 to Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.

(13)(j) Participation Agreement among Prudential Retirement Insurance & Annuity Company, Advanced Series Trust, Prudential Investments LLC and AST Investment Services, Inc. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.

(13)(k) Participation Agreement among the Prudential Insurance Company of America, Advanced Series Trust, Prudential Investments LLC and AST Investment Services, Inc. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.

(14) Consent of Independent Registered Public Accounting Firm. Filed herewith.

(15) None.

(16) Power of Attorney. Filed herewith.

(17) Form of voting instruction card. Filed herewith.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Newark and State of New Jersey, on the 10th day of July, 2015.

ADVANCED SERIES TRUST

/s/ Timothy Cronin
Timothy Cronin*
President

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Newark and State of New Jersey, on the10th day of July, 2015.

Signature		Title	Date

/s/ Susan Davenport Austin*		Trustee
Susan Davenport Austin

/s/ Sherry S. Barrat*		Trustee
Sherry S. Barrat

/s/ Jessica M. Bibliowicz*		Trustee
Jessica M. Bibliowicz

/s/ Kay Ryan Booth*		Trustee
Kay Ryan Booth

/s/ Timothy Cronin*		Trustee
Timothy Cronin

/s/ Delayne Dedrick Gold*		Trustee
Delayne Dedrick Gold

/s/ Robert F. Gunia*		Trustee
Robert F. Gunia

/s/ W. Scott McDonald, Jr.*		Trustee
W. Scott McDonald, Jr.

/s/ Thomas T. Mooney*		Trustee
Thomas T. Mooney

/s/ Thomas M. O’Brien*		Trustee
Thomas M. O’Brien

/s/ M. Sadiq Peshimam*		Treasurer, Principal Financial and Accounting Officer
M. Sadiq Peshimam

*By:	/s/ Kathleen DeNicholas	Attorney-in-Fact	July 10, 2015

*  Pursuant to Powers of Attorney filed herein as Exhibit.

Exhibits

Table of Contents

Exhibit Number	Description

(4)

Plan of Reorganization of the Advanced Series Trust, on behalf of AST T. Rowe Price Equity Income Portfolio and AST Goldman Sachs Large-Cap Value Portfolio. Filed herewith as Exhibit A to the Prospectus/Proxy Statement contained within this Registration Statement.

(11)	Opinion and Consent of Goodwin Procter LLP, counsel for the Registrant.

(12)	Form of Opinion & Consent of Shearman & Sterling LLP, special tax counsel to the Registrant, supporting tax matters and consequences to shareholders.

(14)	Consent of Independent Registered Public Accounting Firm, KPMG LLP, of Advanced Series Trust.

(16)	Power of Attorney.

(17)	Form of voting instruction card.